When Recorded, Return to:                               Gregg R. Neilsen
                                                        Snell & Wilmer
                                                        3100 Valley Bank Center
                                                        Phoenix, Arizona  85073


            CERTAIN RIGHTS OF THE LESSOR UNDER THIS FACILITY LEASE HAVE BEEN ASSIGNED TO, AND ARE SUBJECT TO A SECURITY INTEREST IN FAVOR OF, CHEMICAL BANK, AS INDENTURE TRUSTEE UNDER A TRUST INDENTURE, MORTGAGE, SECURITY AGREEMENT AND ASSIGNMENT OF RENTS DATED AS OF JULY 31, 1986. THIS FACILITY LEASE HAS BEEN EXECUTED IN SEVERAL COUNTERPARTS. SEE SECTION 22 (e) OF THIS FACILITY LEASE FOR INFORMATION CONCERNING THE RIGHTS OF HOLDERS OF VARIOUS COUNTERPARTS HEREOF.

            THIS COUNTERPART IS NOT THE ORIGINAL COUNTERPART.

================================================================================
                                 FACILITY LEASE

                            Dated as of July 31, 1996

                                     between

                       THE FIRST NATIONAL BANK OF BOSTON,
               not in its individual capacity, but solely as Owner
             Trustee under a Trustee Agreement, dated as of July 31,
              1986 with Chase Manhattan Realty Leasing Corporation,

                                     Lessor

                                       and

                      PUBLIC SERVICE COMPANY OF NEW MEXICO

                                     Lessee

================================================================================

                        Sale and Leaseback of a 1.13333%
                              Undivided Interest in
                  Palo Verde Nuclear Generating Station Unit 1
                        and a .377777% Undivided Interest
                          in Certain Common Facilities

================================================================================

                                TABLE OF CONTENTS

                                                                          Page

SECTION 1         Definitions............................................  1

SECTION 2         Lease of Undivided
                  Interest; Term; Personal
                  Property...............................................  1

           a      Lease of Undivided
                  Interest...............................................  1

           b      Term...................................................  1

           c      Personal Property......................................  1

           d      Description............................................  2

SECTION 3         Rent; Adjustments to
                  Rent...................................................  2

           a      Basic Rent.............................................  2

           b      Supplement Rent........................................  3

           c      Form of Payment........................................  4

           d      Adjustments to Rent....................................  4

           e      Further Adjustments....................................  5

           f      Computation of
                  Adjustments............................................  6

           g      Sufficiency of Basic
                  Rent and Supplemental
                  Rent...................................................  7

           h      Rent Differential......................................  7

SECTION 4         Net Lease..............................................  8

SECTION 5         Return of the Undivided
                  Interest............................................... 11

           a      Return of the Undivided
                  Interest............................................... 11

           b      Disposition Services................................... 13

SECTION 6         Warranty of the Lessor................................. 13

           a      Quiet Enjoyment........................................ 13

           b      Disclaimer of Other
                  Warranties............................................. 13

           c      Enforcement of Certain
                  Warranties............................................. 13

SECTION 7         Liens  ................................................ 15

SECTION 8         Operation and Maintenance;
                  Capital Improvements................................... 16
           a      Operation and
                  Maintenance............................................ 16

           b      Inspection............................................. 17

           c      Capital Improvements................................... 18

           d      Reports................................................ 19

           e      Title to Capital
                  Improvements........................................... 19

           f      Funding of the Cost of
                  Capital Improvements................................... 21

SECTION 9         Event of Loss; Deemed
                  Loss Event............................................. 23

           a      Damage or Loss......................................... 24

           b      Repair................................................. 24

           c      Payment of Casualty
                  Value.................................................. 24

           d      Payment of Special
                  Casualty Value......................................... 25

           e      Requisition of Use..................................... 26

           f      Termination of
                  Obligation............................................. 26
           g      Application of Payments
                  on an Event of Loss.................................... 27

           h      Application of Payments
                  Not Relating to an Event
                  of Loss................................................ 28

           I      Other Dispositions..................................... 28

SECTION 10        Insurance.............................................. 29

           a      Required Insurance..................................... 29

           b      Permitted Insurance.................................... 31

SECTION 11        Rights to Assign or
                  Sublease............................................... 31

           a      Assignment or Sublease
                  by the Lessee.......................................... 31

           b      Assignment by Lessor as
                  Security for Lessor's
                  Obligations............................................ 32

SECTION 12        Lease Renewal.......................................... 32

SECTION 13        Notices for Renewal or
                  Purchase; Purchase
                  Options................................................ 33

           a      Notice, Determination of
                  Values, Appraisal
                  Procedure.............................................. 33

           b      Purchase Option at
                  Expiration of the Lease
                  Term................................................... 34

           c      Special Purchase Event................................. 34

           d      Purchase of the
                  Undivided Interest;
                  Payment, Etc........................................... 34

SECTION 14        Termination for
                  Obsolescence........................................... 35

           a      Termination Notice..................................... 35

           b      Right of Lessor to
                  Retain Undivided
                  Interest upon
                  Termination............................................ 35

           c      Events on the
                  Termination Date....................................... 36

           d      Early Termination
                  Notice................................................. 37
           e      Events on the Early
                  Termination............................................ 38

SECTION 15        Events of Default...................................... 38

SECTION 16        Remedies............................................... 42

           a      Remedies............................................... 42

           b      No Release............................................. 48

           c      Remedies Cumulative.................................... 48

           d      Exercise of Other Rights
                  or Remedies............................................ 49

           e      Special Cure Right of
                  Lessee................................................. 50

SECTION 17        Notices................................................ 51

SECTION 18        Successors and Assigns................................. 51

SECTION 19        Right to Perform for
                  Lessee................................................. 52

SECTION 20        Additional Covenants................................... 52

SECTION 21        Lease of Real Property
                  Interest............................................... 53

SECTION 22        Amendments and
                  Miscellaneous.......................................... 53

           a      Amendments in Writing.................................. 53

           b      Survival............................................... 53

           c      Severability of
                  Provisions............................................. 54

           d      True Lease............................................. 54

           e      Original Lease......................................... 54

           f      Governing Law.......................................... 55

           g      Headings............................................... 55

           h      Concerning the Owner Trustee........................... 55

           i      Disclosure............................................. 56

           j      Counterpart Execution.................................. 56

APPENDIX A Definitions

SCHEDULE 1 Casualty Values

SCHEDULE 2 Special Casualty Values

SCHEDULE 3 Termination Values

SCHEDULE 4 [Intentinally Omitted]

SCHEDULE 5 Real Estate Description

SCHEDULE 6 Undivided Interest Description

6091.50.2831.47:1

            FACILITY LEASE, dated as of July 31, 1986, between THE FIRST NATIONAL BANK OF BOSTON, a national banking association, not in its individual capacity, but solely as Owner Trustee under a Trust Agreement, dated as of July 31, 1986, with Chase Manhattan Realty Leasing Corporation (the Lessor), and PUBLIC SERVICE COMPANY OF NEW MEXICO, a New Mexico corporation (the Lessee).

                                   WITNESSETH:

            WHEREAS, the Lessor owns the Undivided interest and the Real Property Interest;

            WHEREAS, the Lessee desires to lease the Undivided Interest and the Real Property Interest from the Lessor on the terms and conditions set forth herein; and

            WHEREAS, the Lessor is willing to lease the Undivided Interest and the Real Property Interest to the Lessee on the terms and conditions set forth herein;

            NOW, THEREFORE, in consideration of the premises and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

            SECTION 1. Definitions.

            For purposes hereof, capitalized terms used herein shall have the meanings assigned to such terms in Appendix A hereto. References in this Facility Lease to sections, paragraphs and clauses are to sections, paragraphs and clauses in this Facility Lease unless otherwise indicated.

            SECTION 2. Lease of Undivided Interest; Term; Personal Property.

            (a) Lease of Undivided Interest. Upon the terms and subject to the conditions of this Facility Lease, the Lessor hereby leases to the Lessee, and the Lessee hereby leases from the Lessor, the Undivided Interest.

            (b) Term. The term of this Facility Lease shall begin on August 1, 1986, and shall end on the last day of the Lease Term.

            (c) Personal Property. It is the express intention of the Lessor and the Lessee that title to the undivided Interest and every portion thereof be, and hereby is, severed, and shall be and remain severed, from title to the real estate constituting the Real Property Interest and the PVNGS Site. The Lessor and the Lessee intend that the Undivided Interest shall constitute personal property to the maximum extent permitted by Applicable Law.

            (d) Description. The Real Property Interest is described on Schedule S hereto. The Undivided Interest is described on Schedule 6 hereto.

            SECTION 3. Rent; Adjustments to Rent.

            (a) Basic Rent. The Lessee shall pay to the Lessor, as basic rent (herein referred to as Basic Rent) for the Undivided Interest, the following amounts:

                (i) on January 15,  1987,  an amount  equal to  .0257526% of the
            Facility Cost for each day from, and including, August 1, 1986 to, but excluding, January 15, 1987, plus or minus the Rent Differential, if any, referred to in Section 3(h);

                (ii) on July  15,  1987  and on each  Basic  Rent  Payment  Date thereafter to and including January 15, 2015, an amount equal to 4.635455% of Facility Cost, plus or minus the Rent Differential, if any, referred to in Section 3(h); and

                (iii) if the Lessee  shall elect the Renewal  Term,  on July 15,
            2015 and on each Basic Rent Payment Date thereafter during the Renewal Term, an amount equal to one-half of an amount determined by dividing the aggregate amount of all payments of Basic Rent payable with respect to the Basic Lease Term pursuant to clause (ii) of this
            Section 3(a) (taking into account any adjustments pursuant to Sections 3(d) and 3(e) and any increases or decreases pursuant to
            Section 3(h)), by 56.

If an interest payment on any Note shall be due on a date other than a Basic Rent Payment Date, the Lessee shall pay additional Basic Rent on such date equal to such interest payment and such payment of additional Basic Rent shall be credited against the Basic Rent due on the Basic Rent Payment Date next succeeding. the date that such additional Basic Rent shall have been paid.

            (b)   Supplemental   Rent.   The  Lessee  shall  pay  the  following
amounts(herein referred to as Supplemental Rent):

                (i) when due or, where no due date is specified,  on demand, any amount (other than Basic Rent, Casualty Value, Termination Value and Special Casualty Value) which the Lessee assumes the obligation to pay or agrees to pay to the Lessor, the Owner Participant, the Indenture Trustee, the Collateral Trust Trustee or any Indemnitee under this Facility Lease, any other Transaction Document or the Collateral Trust Indenture, any amount which is to be paid under
            Section 6.9, 7.6 or 8.7 of the Indenture and any amount that the Lessee is required to pay, or provide for the payment of, under
            Section 8.5 of the Indenture;

                (ii) when due, any amount payable  hereunder as Casualty  Value,
            Termination Value or Special Casualty Value, and an amount equal to any premium or prepayment penalty with respect to the Notes;

                (iii) on demand and in any event on the Basic Rent  Payment Date next succeeding the date such amounts shall be due and payable hereunder, to the extent permitted by Applicable Law, interest (computed on the same basis as interest on the Notes is computed) at a rate per annum equal to (A) the Overdue Interest Rate, on that portion of the payment of Basic Rent or Supplemental Rent distributable pursuant to clause "first" of Section 5.1 or clause "second" of Section 5.3 of the Indenture (determined prior to the computation of interest on overdue payments referred to in such clauses), and (B) the Penalty Rate, on the balance of any such payment of Basic Rent or Supplemental Rent (including, in the case of both clause (i) and clause (ii) above, but without limitation, to the extent permitted by Applicable Law, interest payable pursuant to this clause (iii)) not paid when due (without regard to any period of grace) for any period for which the same shall be overdue.

The Lessor shall have all rights, powers and remedies provided for in this Facility Lease, at law, in equity or otherwise, in the case of non-payment of Basic Rent or Supplemental Rent.

            (c) Form of Payment. Subject to Section 11(b), each payment of Rent under this Facility Lease shall be made in immediately available funds no later than 11:00 a.m., local time at the place of receipt, on the date each such payment shall be due and payable hereunder and shall be paid either (A) in the case of payments other than Excepted Payments, to the Lessor at its address determined in accordance with Section 17, or at such other address as the Lessor may direct by notice in writing to the Lessee, or (B) in the case of Excepted Payments, to such Person as shall be entitled to receive such payment at such address as such Person may direct by notice in writing to the Lessee. If the date on which any payment of Rent is due hereunder shall not be a Business Day, the payment otherwise due thereon shall be due and payable on the preceding Business Day, with the same force and effect as if paid on the nominal date provided in this Facility Lease.

            (d) Adjustments to Rent. Basic Rent and the schedules of Casualty Values, Termination Values and Special Casualty Values attached hereto shall be adjusted (upward or downward) to preserve Net Economic Return if there is any Change in Tax Law other than a Change in respect of a minimum tax; provided, however, that the aggregate amount of such downward adjustments shall not exceed the aggregate amount of such upward adjustments. Adjustments under this paragraph (d) shall be (1) made not more than once a year and (2) limited in the aggregate to the extent necessary such that the aggregate amount of Basic Rent theretofore and thereafter payable throughout the Basic Lease Term (computed for such purposes only without regard to any adjustments theretofore made pursuant to Section 3(e)) shall not be more than the following percentages of Basic Rent pay able throughout the Basic Lease Term (calculated as aforesaid): (i) 22% in the event that the Outstanding Notes have not been reoptimized in accordance with their terms and (ii) 15.5% if the Outstanding Notes have been reoptimized in full in accordance with their terms.

The provisions of this Section 3(d) to the contrary notwithstanding, if any Change in Tax Law is, or becomes, applicable to the transaction contemplated by this Facility Lease in consequence of the transfer of the Owner Participant's beneficial interest in the Trust (whether or not permitted by Section 15 of the Participation Agreement) or if such Change in Tax Law would not have been applicable to such transaction had no such transfer occurred, then no adjustment shall be, or be required to be, made pursuant to this paragraph (d); provided, however, that this sentence shall not apply to the initial transfer of the Owner Participant's beneficial interest in the Trust to one of its Affiliates.

            (e) Further Adjustments. Basic Rent and the schedules of Casualty Values, Special Casualty Values and Termination Values attached hereto shall be appropriately adjusted (upward or downward) to preserve Net Economic Return if there is (i) any issuance of the Fixed Rate Note, (ii) any Supplemental Financing, (iii) the payment of Transaction Expenses in an amount which is other than 2.0% of the Purchase Price or (iv) any change in the Pricing Assumptions.

            (f) Computation of Adjustments. Upon the occurrence of an event requiring an adjustment to Basic Rent payable pursuant to clause (ii) of Section 3(a), and the schedules of Casualty Values, Special Casualty Values and Termination Values attached hereto, pursuant to paragraph (d) or (e) of this
Section 3, the Owner Participant shall make the necessary computations and furnish to the Lessee, the Loan Participant, the Lessor and the Indenture Trustee the revised amounts and percentages, which amounts and percentages shall be implemented upon delivery thereof and effective as of the date of occurrence of the event requiring such adjustment (taking into account any payment of Basic Rent already made) and shall remain effective until changed in consequence of any verification procedure set forth below. Such revised amounts and percentages shall be subject to verification (at the Lessee's request within 90 days after the Owner Participant furnishes the revised amounts to the Lessee, the Loan participant the Lessor and the Indenture Trustee) by the Owner Participant's nationally recognized independent public accountants, in which case such accountants shall either (i) confirm to the Lessee in writing that such revised amounts were computed on a basis consistent with the original calculations, or
(ii) compute and provide to the Lessee, the Lessor, the Owner Participant, the Loan Participant and the Indenture Trustee revised amounts and percentages which are on such a basis. The revised amounts and percentages, as so confirmed or computed if applicable, shall be conclusive and binding upon the Lessee, the Lessor, the Owner Participant, the Loan Participant and the Indenture Trustee. The cost of any such verification shall be borne by the Lessee unless such accountants shall require an adjustment to the revised amounts and percentages originally provided by the Owner Participant which differs by more than 10% from the adjustment so provided, in which case such cost shall be divided and paid by the Lessee and the Owner Participant in equal amounts. Each adjustment pursuant to paragraph (d) or (e) of this Section 3 may, but need not, be evidenced by the execution and delivery of a supplement to this Facility Lease in form and substance satisfactory to the Lessee and the Owner Participant, but shall be effective as provided herein without regard to the date on which such supplement to this Facility Lease is so executed and delivered. Any adjustment referred to in this Section 3 shall satisfy the provisions of Revenue Procedure 75-21, Revenue Procedure 75-28 and any other applicable statute, regulation, revenue procedure revenue ruling or technical information release relating to the subject matter of Revenue procedure 75-21 or Revenue Procedure 75-28, but, in the case of any upward adjustment, shall be no less than the adjustment otherwise required pursuant to this Section 3.

            (g) Sufficiency of Basic Rent and Supplemental Rent. Notwithstanding any other provision of this Facility Lease, any other Transaction Document or any Financing Document, (i) the amount of Basic Rent payable on each Basic Rent Payment Date shall be at least equal to the aggregate amount of principal, premium, if any, and accrued interest payable on all Notes then Outstanding and
(ii) each payment of Casualty Value, Special Casualty Value and Termination Value shall in no event be less (when added to all other amounts, other than Excepted Payments, required to be paid by the Lessee under this Facility Lease in respect of any Event of Loss or Deemed Loss Event or termination of this Facility Lease) than an amount sufficient, as of the date of payment, to pay in full all principal of, and premium, if any, and interest then due on all Notes Outstanding on and as of such date of payment (taking into account any assumption of the Notes by the Lessee).

            (h) Rent Differential. So long as the Initial Series Note shall be outstanding, each installment of Basic Rent shall be increased or decreased, as the case may be, by the Rent Differential. For purposes hereof, "Rent Differential" shall mean, as of any Basic Rent Payment Date, the difference between (i) the aggregate amount of interest due and payable on each Basic Rent Payment Date on the Initial Series Note, and (ii) the aggregate amount of interest that would have been due and payable on such Basic Rent Payment Date on such Note if such Note had at all times during the relevant period borne interest at a rate equal to 10.0% per annum (computed on the basis of the actual number of days elapsed in a year of 365 or 366 days, as the case may be). If, as of any Basic Rent Payment Date, (A) the amount determined in accordance with clause (i) of the immediately preceding sentence shall exceed the amount determined in accordance with clause (ii) of such sentence, the amount of Basic Rent due on such Basic Rent Payment Date shall be increased by the Rent Differential, and (B) the amount determined in accordance with such clause (ii) shall exceed the amount determined in accordance with such clause (i), the amount of Basic Rent due on such Basic Rent Payment Date shall be decreased by the Rent Differential.

            SECTION 4. Net Lease.

            This Facility Lease (as originally executed and as modified, supplemented and amended from time to time) is a net lease, and the Lessee hereby acknowledges and agrees that the Lessee's obligation to pay all Rent hereunder, and the rights of the Lessor in and to such Rent, shall be absolute, unconditional and irrevocable and shall not be affected by any circumstances of any character, including, without limitation, (i) any set-off, abatement, counterclaim, suspension, recoupment, reduction, rescission, defense or other right or claim which the Lessee may have against the. Lessor, the Owner Participant, the Indenture Trustee, the Collateral Trust Trustee, the Loan Participant, the Operating Agent, any ANPP Participant, any vendor or manufacturer of any equipment or assets included in the Undivided Interest, Unit 1, any Capital Improvement, the Real Property Interest, the PVNGS Site, PVNGS, or any part of any thereof, or any other Person for any reason whatsoever, (ii) any defect in or failure of the title, merchantability, condition, design, compliance with specifications, operation or fitness for use of all or any part of the Undivided Interest, Unit 1, any Capital Improvement, the Real Property Interest, the PVNGS Site or PVNGS, (iii) any damage to, or removal, abandonment, decommissioning, shutdown, salvage, scrapping, requisition taking, loss, theft or destruction of all or any part of the Undivided Interest, Unit 1, any Capital Improvement, the Real Property Interest, the PVNGS Site or PVNGS, or any interference, interruption or cessation in the use or possession thereof or of the Undivided Interest by the Lessee or by any other Person (including, but without limitation, the Operating Agent for any other ANPP Participant) for any reason whatsoever or of whatever duration, (iv) any restriction, prevention or curtailment of or interference with any use of all or any part of the Undivided Interest, Unit 1, any Capital Improvement, the Real Property Interest, the PVNGS Site or PVNGS, (v) any insolvency, bankruptcy, reorganization or similar proceeding by or against the Lessee, the Lessor, the Owner Participant, the
Indenture  Trustee,  the Collateral  Trust Trustee,  the Loan  Participant,  the
Operating Agent, any other ANPP Participant or any other Person, (vi) the invalidity, illegality or unenforceability of this Facility Lease, any other Transaction Document, any Financing Document, the ANPP Participation Agreement or any other instrument referred to herein or therein or any other infirmity herein or therein or any lack of right, power or authority of the Lessor, the Lessee, the Owner Participant, the Indenture Trustee, the Collateral Trust Trustee, the Loan Participant or any other Person to enter into this Facility Lease, any other Transaction Document or any Financing Document, or any doctrine of force majeure, impossibility, frustration, failure of consideration, or any similar legal or equitable doctrine that the Lessee's obligation to pay Rent is excused because the Lessee has not received or will not receive the benefit for which the Lessee bargained, it being the intent of the Lessee to assume all risks from all causes whatsoever that the Lessee does not receive such benefit,
(vii) the breach or failure of any warranty or representation made in this Facility Lease or any other Transaction Document or any Financing Document by the Lessor, the Owner Participant, the Indenture Trustee, the Collateral Trust Trustee, the Loan Participant or any other Person, (viii) any amendment or other change of, or any assignment of rights under, this Facility Lease, any other Transaction Document, any Financing Document or any ANPP Project Agreement, or any waiver, action or inaction under or in respect of this Facility Lease, any other Transaction Document, any Financing Document or any ANPP Project

Agreement, or any exercise or non-exercise of any right or remedy under this Facility Lease, any other Transaction Document, any Financing Document or any ANPP Project Agreement, including, without limitation, the exercise of any foreclosure or other remedy under the Indenture, the Collateral Trust Indenture or this Facility Lease, or the sale of Unit 1, any Capital Improvement, the Undivided Interest, the Real Property Interest, the PVNGS Site or PVNGS, or any part thereof or any interest therein, or (ix) any other circumstance or happening whatsoever whether or not similar to any of the foregoing. The Lessee acknowledges that by conveying the leasehold estate created by this Facility Lease to the Lessee and by putting the Lessee in possession of the Undivided Interest and the Real Property Interest, the Lessor has performed all of the Lessor's obligations under and in respect of this Facility Lease, except the covenant under Section 6(a) hereof that the Lessor and Persons acting for the Lessor will not interfere with the Lessee's quiet enjoyment of the Undivided Interest and the Real Property Interest. The Lessee hereby waives, to the extent permitted by Applicable Law, any and all rights which it may now have or which at any time hereafter may be conferred upon it, by statute or otherwise, to terminate, cancel, quit or surrender this Facility Lease or to effect or claim any diminution or reduction of Rent payable by the Lessee hereunder, including without limitation the provisions of Arizona Revised Statutes Section 33-343, except in accordance with the express terms hereof. If for any reason whatsoever this Facility Lease shall be terminated in whole or in part by operation of law or otherwise, except as specifically provided herein, the Lessee nonetheless agrees to pay to the Lessor or other Person entitled thereto an amount equal to each installment of Basic Rent and all Supplemental Rent at the time such payment would have become due and payable in accordance with the terms hereof had this Facility Lease not been terminated in whole or in part. Each payment of Rent made by the Lessee hereunder shall be final and the Lessee shall not seek or have any right to recover all or any part of such payment from the Lessor or any other Person for any reason whatsoever. All covenants, agreements and under takings of the Lessee herein shall be performed at its cost, expense and risk unless expressly otherwise stated. Nothing in this Section 4 shall be construed as a guaranty by the Lessee of any residual value in the Undivided Interest or as a guaranty of the Notes. Any provisions of Section 7(b)(2) or 8(c) of the Participation Agreement to the contrary notwithstanding, if the Lessee shall fail to make any payment of Rent to any Person when and as due (taking into account appli cable grace periods), such Person shall have the right at all times, to the exclusion of the ANPP Participants, to demand, collect, sue for, enforce obligations relating to and otherwise obtain all amounts due in respect of such Rent.

            SECTION 5. Return of the Undivided Interest.

            (a) Return of the Undivided Interest. On the Lease Termination Date, the Lessee will surrender possession of the Undivided Interest and the Real Property Interest to the Lessor (or to a Person specified by the Lessor to the Lessee in writing not less than 6 months prior to the Lease Termination Date) with full rights as a "Transferee" and the sole "Participant" with respect to the Undivided Interest and the Real Property Interest within the meaning of
Section  15.10 of the ANPP  Participation  Agreement,  and will  furnish  to the
Lessor: (i) copies certified by a senior officer of the Lessee of all Governmental Action necessary to effect such surrender (including, but without limitation, appropriate amendments to the License permitting the Lessor (without the Lessor being required to change its business) or such Person to possess the Undivided Interest and the Real Property Interest with or without the continued involvement of the Lessee as Agent), which Governmental Action shall be in full force and effect; and (ii) an opinion of counsel (which may be Mudge Rose Guthrie Alexander & Ferdon, Snell & Wilmer or another counsel experienced with NRC and other nuclear matters reasonably satisfactory to the Owner Participant) to the effect that (A) the Lessee has obtained all Governmental Action and action under the ANPP Participation Agreement necessary to effect such surrender by the Lessee and receipt of possession by the Lessor (or to the Person so specified by the Lessor) and (B) such Governmental Action is in full force and effect. At the time of such return the Lessee shall pay or have paid all amounts due and payable, or to become due and payable, by it as an ANPP Participant under each and every ANPP Project Agreement allocable or chargeable (whether or not payable during or after the Lease Term) to the Undivided Interest or the Real Property Interest in respect of any period or periods ending on or prior to the Lease Termination Date (including, but without limitation, all amounts payable with respect to any and all discretionary Capital Improvements to Unit 1 or the PVNGS Site approved or authorized (without the concurrence of the Owner Participant) within the 3-year period preceding the end of the Lease Term, whether or not implementation thereof has been completed on or prior to the Lease Termination Date), and the Undivided Interest and the Real Property Interest shall be free and clear of all Liens (other than Permitted Liens described in clauses (i), (v) (other than those arising by, through or under the Lessee alone), (vi), (vii) (other than as aforesaid), (viii) (other than as aforesaid), (ix) and (x) of the definition of such term) and in the condition and state of repair required by Section 8. In the event that on or prior to the Lease Termination Date there shall have occurred a default by any ANPP Participant (other than the Lessee) under the ANPP Participation Agreement and such default shall not have been cured by the defaulting ANPP Participant, then
(i) the Lessee agrees to indemnify and hold the Lessor (and each successor, assign and transferee thereof) harmless against any and all obligations under the ANPP Participation Agreement with respect to contributions or payments required to be made thereby as a result of such default and (ii) the Lessor (and each successor, assign and transferee thereof) agrees to reimburse the Lessee for all amounts paid by the Lessee pursuant to the foregoing clause (i) to the extent, but only to the extent, that the Lessor (or such successor, assign or transferee) shall have actually received proceeds from the sale of the Generation Entitlement Share of the defaulting ANPP Participant as a result of the payment made by the Lessee pursuant to the foregoing clause (i), and, to the extent the Lessor (or such successor, assign or transferee) shall have received such proceeds, the amount to be reimbursed to the Lessee pursuant to this clause
(ii) shall include interest at the Prime Rate from the date of any payment by the Lessee pursuant to the foregoing clause (i) through the date of reimbursement of such amount pursuant to this clause (ii).

            (b) Disposition Services. The Lessee agrees that if it does not exercise its option to renew or purchase as provided in Sections 12 and 13, respectively, then during the last thirty-six months of the Lease Term, the Lessee will fully cooperate with the Lessor in connection with the Lessor's efforts to lease or dispose of the Undivided Interest and the Real Property Interest including using the Lessee's reasonable efforts to lease or dispose of the Undivided Interest and the Real Property Interest. The Lessor agrees to reimburse the Lessee for reasonable out-of-pocket costs and expenses of the Lessee incurred at the request of the Lessor or the Owner Participant in connection with such cooperation and such efforts.

            SECTION 6. Warranty of the Lessor.

            (a) Quiet Enjoyment. The Lessor warrants that until the Lease Termination Date, so long as no Event of Default shall have occurred and be continuing, the Lessee's use and possession of Unit 1, including the Undivided Interest, shall not be interrupted by the Lessor or any Person claiming by, through or under the Lessor, and their respective successors and assigns.

            (b)  Disclaimer  of Other  Warranties.  The  warranty  set  forth in
Section 6(a) is in lieu of all other warranties of the Lessor or the Owner Participant, whether written, oral or implied, with respect to this Facility Lease, Unit 1, any Capital Improvement, the Undivided Interest, PVNGS, the Real Property Interest or the PVNGS Site. As among the Owner Participant, the Loan Participant, the Indenture Trustee, the Collateral Trust Trustee, the Lessor and the Lessee, execution by the Lessee of this Facility Lease shall be conclusive proof of the compliance of Unit 1 (including any Capital Improvement), the Undivided Interest and the Real Property Interest with all requirements of this Facility Lease, and the Lessee acknowledges and agrees that (i) NEITHER THE LESSOR NOR THE OWNER PARTICIPANT IS A MANUFACTURER OR A DEALER IN PROPERTY OF SUCH KIND AND (ii) THE LESSOR LEASES AND THE LESSEE TAKES THE UNDIVIDED INTEREST AND THE REAL PROPERTY INTEREST, AND SHALL TAKE EACH CAPITAL IMPROVEMENT, AND ANY PART THEREOF, AS IS AND WHERE IS, and neither the Lessor nor the Owner
Participant shall be deemed to have made, and THE LESSOR AND THE OWNER PARTICIPANT EACH HEREBY DISCLAIMS, ANY OTHER REPRESENTATION OR WARRANTY, EITHER EXPRESS OR IMPLIED, AS TO ANY MATTER WHATSOEVER, INCLUDING, WITHOUT LIMITATION, THE DESIGN OR CONDITION OF UNIT 1, ANY CAPITAL IMPROVEMENT, THE UNDIVIDED INTEREST, THE REAL PROPERTY INTEREST, THE PVNGS SITE OR PVNGS, OR ANY PART THEREOF, THE MERCHANTABILITY THEREOF OR THE FITNESS THEREOF FOR ANY PARTICULAR PURPOSE, TITLE TO UNIT 1, ANY CAPITAL IMPROVEMENT, THE UNDIVIDED INTEREST, THE REAL PROPERTY INTEREST, THE PVNGS SITE OR PVNGS, OR ANY PART THEREOF, THE QUALITY OF THE MATERIAL OR WORKMANSHIP THEREOF OR CONFORMITY THEREOF TO SPECIFICATIONS, FREEDOM FROM PATENT OR TRADEMARK INFRINGEMENT OR THE ABSENCE OF ANY LATENT OR OTHER DEFECTS, WHETHER OR NOT DISCOVERABLE, NOR SHALL THE LESSOR OR THE OWNER PARTICIPANT BE LIABLE FOR INCIDENTAL OR CONSEQUENTIAL DAMAGES (INCLUDING LIABILITY IN TORT, STRICT OR OTHERWISE), it being agreed that all such risks, as among the Owner Participant, the Loan Participant, the Collateral Trust Trustee, the Indenture Trustee, the Lessor and the Lessee, are to be borne by the Lessee. The provisions of this Section 6(b) have been negotiated, and, except to the extent otherwise expressly provided in Section 6(a), the foregoing provisions are intended to be a complete exclusion and negation of any representations or warranties by the Lessor, the Owner Participant, the Loan Participant, the Collateral Trust Trustee or the Indenture Trustee, express or implied, with respect to Unit 1 (including any Capital Improvement), the Undivided Interest, PVNGS, the Real Property Interest or the PVNGS Site that may arise pur suant to any law now or hereafter in effect, or otherwise.

            (c) Enforcement of Certain  Warranties.  The Lessor  authorizes' the
Lessee ('directly or through agents, including the Operating Agent), at the Lessee's expense, to assert for the Lessor's account, during the Lease Term, all of the Lessor's rights (if any) under any applicable warranty and any other claims (under this Facility Lease or any Purchase Document) that the Lessee or the Lessor may have against any vendor or manufacturer with respect to Unit 1 (including any Capital Improvement) or the Undivided Interest, and, the Lessor agrees to cooperate, at the Lessee's expense, with the Lessee and the Operating Agent in asserting such rights. Any amount receivable (without regard to any right of setoff or other similar right of any Person against the Lessee) by the Lessee as payment under any such warranty or other claim against any vendor or manufacturer (or, if such warranty or claim relates to the Undivided Interest and the Retained Assets, the portion of such received amount appropriately allocable to the Undivided Interest) shall be applied in accordance with Sections 9(g), (h) and (i).

            SECTION 7. Liens.

            The Lessee will not directly or indirectly create, incur, assume or permit to exist any Lien on or with respect to the Undivided Interest, the Real Property Interest, the Lessor's title thereto or any interest of the Lessor or Lessee therein (and the Lessee will promptly, at its own expense, take such action as may be necessary duly to discharge any such Lien), except Permitted Liens. - 15 SECTION 8. Operation and Maintenance; Capital Improvements.

            (a) Operation and Maintenance. The Lessee agrees that it will exercise its rights, powers, elections and options as an ANPP Participant under the ANPP Project Agreements to cause the operating Agent to (A) maintain Unit 1 in such condition that Unit 1 will have the capacity and functional ability' to perform, on a continuing basis (ordinary wear and tear excepted), in normal commercial operation, the functions and substan tially at the ratings at which it is, from time to time, rated, (B) operate, service, maintain and repair Unit 1 and replace all necessary or useful parts and components thereof so that the condition and operating efficiency will be maintained and preserved, ordinary wear and tear excepted, in all material respects in accordance with (1) prudent utility practice for items of similar size and nature, (2) such operating standards as shall be required to take advantage of and enforce all available warranties and (3) the terms and conditions of all insurance policies maintained in effect at any time with respect thereto, (C) use, possess, operate and maintain Unit 1 in compliance with all material applicable Governmental Actions (including the License) affecting PVNGS or Unit 1 or the use, possession, operation and maintenance thereof and (D) otherwise act in accordance with the standards set forth in the ANPP Participation Agreement. The Lessee will comply with all its obligations under Applicable Law affecting Unit 1, the Undivided Interest, PVNGS, the Real Property Interest and the PVNGS Site, and the use, operation and maintenance thereof. The Lessee agrees to (i) exercise its rights under the ANPP Participation Agreement so that there will always be an Operating Agent under the ANPP Participation Agreement and (ii) maintain in full force and effect a license from the NRC adequate to possess the Undivided Interest and the Real Property Interest under the circumstances contemplated by the ANPP
Participation  Agreement.  The Lessee will keep and  maintain  proper  books and records (i) relating to all Operating Funds (as defined in the ANPP Participation Agreement) provided by it to the Operating Agent under the ANPP Participation Agreement and (ii) upon receipt of the requisite information from the Operating Agent, relating to the application of such Operating Funds to the operation and maintenance of Unit 1 and the acquisition, construction and installation of Capital Improvements, all in accordance with the Uniform System of Accounts. The Lessor shall not be obliged in any way to maintain, alter, repair, rebuild or replace Unit 1, any Capital Improvement, the Undivided
Interest or the Real Property Interest, or any part thereof, or, except as provided in Section 8(f), to pay the cost of alteration, rebuilding, replacement, repair or maintenance of Unit 1, any Capital Improvement, the Undivided Interest or the Real Property Interest, or any part thereof, and the Lessee expressly waives the right to perform any such action at the expense of the Lessor pursuant to any law at any time in effect.

            (b) Inspection. The Lessor and the Owner Participant and their respective authorized representatives shall have the right to inspect PVNGS (subject, in each event, to the ANPP Participation Agreement, Applicable Law, applicable confidentiality undertakings and procedures established by the Operating Agent) at a their expense. The Lessor and the Owner Participant and their respective authorized representatives shall have the right to inspect, at their expense, the books and records of the Lessee relating to PVNGS, and make copies of and extracts therefrom (subject as aforesaid) and may, at their expense, discuss the Lessee's affairs, finances and accounts with its executive officers and its independent public accountants (and by this provision, the Lessee authorizes such accountants, in the presence of the Lessee, to discuss with the Lessor and the Owner Participant and their respective authorized representatives the affairs, finances and accounts of the Lessee), all at such times and as often as may be reasonably requested. None of the Lessor, the Owner Participant, the Indenture Trustee and the Collateral Trust Trustee shall have any duty whatsoever to make any inspection or inquiry referred to in this
Section 8(b) and shall not incur any liability or obligation by reason of not making any such inspection or inquiry.

            (c) Capital Improvements. If and to the extent required by the ANPP Participation Agreement, the Lessee shall, at its sole expense, promptly participate in the making of any Capital Improvement to Unit 1. Of the net proceeds of (i) any sale or other disposition of property removed from Unit 1 receivable (without regard to any right of setoff or other similar right of any

Person against the Lessee) by, or credited to the account of the Lessee in accordance with the ANPP Participation Agreement and (ii) any insurance proceeds receivable (without regard to any right of setoff or other similar right of any Person against the Lessee) for the account of the Lessor or the Lessee in respect of the loss or destruction of, or damage or casualty to, any such property, 11.1111% in the case of Unit 1, or 3.7037% in the case of Common Facilities, of either such amount shall be applied as provided in Section 9(g),
(h), or (i), as the case may be. A 1.133333%, in the case of Unit 1, or .377777%, in the case of Common Facilities, undivided interest in property at any time removed from Unit 1 shall remain the property of the Lessor, no matter where located, until such time as a Capital Improvement constituting a replacement of such property shall have been installed in Unit 1 or such removed property has been disposed of by the Operating Agent in accordance with the ANPP Participation Agreement. Simultaneously with such disposition by the Operating Agent, title to a 1.133333%, in the case of Unit 1, or .377777%, in the case of Common Facilities, undivided interest in the removed property shall vest in the Person designated by the Operating Agent, free and clear of any and all claims or rights of the Lessor. Unless subparagraph (3) of Section 8(e) shall be applicable, upon the incorporation of a Capital Improvement in Unit 1, without further act, (i) title to a 14133333%, in the case of Unit 1, or .377777%, in the case of Common Facilities, undivided interest in such Capital Improvement shall vest in the Lessor and (ii) such applicable undivided interest in such Capital Improvement shall become subject to this Facility Lease and be deemed to be part of the Undivided Interest for all purposes hereof to the same extent that the Lessor had a like undivided interest in the property originally incorporated or installed in Unit 1. The Lessee warrants and agrees that the Lessor's 1.133333% undivided interest in all Capital Improvements shall be free and clear of all Liens, except Permitted Liens other than the type specified in clauses (ii), (iii) and (xii) of the definition thereof.

            (d) Reports. To the extent permissible, the Lessee shall prepare and file in timely fashion, or, where the Lessor shall be required to file, the Lessee shall prepare and deliver to the Lessor within a reason-able time prior to the date for filing, any reports with respect to Unit 1, the Undivided Interest or the Real Property Interest or the condition or operation thereof that shall be required to be filed with any governmental or regulatory authority. On or before March 1 of each year (commencing on March 1, 1987) and on the Lease Termination Date, the Lessee shall furnish the Lessor and the Owner Participant with a report stating the total cost of all Capital Improvements and describing separately and in reasonable detail each Capital Improvement (or related group of Capital Improvements) made during the period from the date hereof to December 31, 1986 in the case of the first such report or during the period from the end of the period covered by the last previous report to the December 31 prior to such report in the case of subsequent reports. On or before March 1 in each year (commencing March 1, 1987) and at such other times as the Lessor or the Owner Participant shall reasonably request in writing (which request shall provide a reasonable period for response) , the Lessee will report in writing to the Lessor with respect to (i) the most recent annual capital expenditure budget submitted by the Operating Agent to the Lessee in accordance with the ANPP Participation Agreement and (ii) the then plans (if any) which the Lessee may have for the financing of the same under Section 8(f).

            (e) Title to Capital Improvements. Title to a 1.133333%, in the case of Unit 1, or .377777%, in the case of Common Facilities, undivided interest in each Capital Improvement to Unit 1 or the Common Facilities, as the case may be, shall vest as follows:


            (1) in the case of each Nonseverable Capital Improvement, whether or not the Lessor shall have financed or provided financing (in whole or in part) for such undivided interest in such Capital Improvement by an Additional Equity Investment or a Supplemental Financing, or both, effective on the date such Capital Improvement shall have been incorporated or installed in Unit 1 or the Common Facilities, as the case may be, the Lessor shall, without further act, acquire title to such undivided interest in such Capital Improvement;

            (2) in the case of each Severable Capital Improvement, if the Lessor shall have financed (by an Additional Equity Investment or a Supplemental Financing, or both) 1.133333%, in the case of Unit 1, or .377777%, in the case of Common Facilities, of the cost of such Capital Improvement, the Lessor shall, without further act, acquire title to such undivided interest in such Capital Improvement; and

            (3) in the case of each Severable Capital Improvement, if the Lessor shall not have financed (by an Additional Equity Investment or a supplemental Financing, or both) 1.133333%, in the case of Unit 1, or .377777%, in the case of Common Facilities, of the cost of such Capital Improvement, the Lessee shall retain title to such undivided interest in such Capital Improvement Immediately upon title to such 1.133333%, in the case of Unit 1, or .377777%, in the case of Common Facilities, undivided interest in any Capital Improvement vesting in the Lessor pursuant to subparagraph (1) or sub-paragraph (2) of this Section 8(e), such undivided interest in such Capital Improvement shall, without further act, become subject to this Facility Lease and be deemed part of the Undivided Interest for all purposes hereof.

            (f) Funding of the Cost of Capital Improvements. Before placing in service any Capital Improvement to Unit 1 or the Common Facilities the cost of which exceeds $100,000,000 in respect of the inter ests of all ANPP Participants, the Lessee shall give the Lessor and the Owner Participant reasonable advance notice thereof. The Owner Participant shall have the option, in its sole discretion, of financing through the Lessor' 1.133333%, in the case of Unit 1, or .377777%, in the case of Common Facilities, of the cost of any such Capital Improvement, or any other Capital Improvement presented to the Owner Participant for financing, including or not including the making of an investment by the Owner Participant (an Additional Equity Investment) and the issuance of one or more Additional Notes, all on terms acceptable to the Lessee and the Owner Participant. If the Owner Participant does not finance, or arrange the financing of, 1.133333%, in the case of Unit 1, or .377777%, in the case of Common Facilities, of the cost of such Capital Improvement, the Lessee may cause the Lessor to issue, if and to the extent permitted by the Indenture, to one or more Persons (other than any Person affiliated with the Lessee within the meaning of Section 318 of the Code)one or more Additional Notes and to use the proceeds thereof to pay the applicable percentage of the cost of such Capital Improvement, subject to satisfaction of the following conditions:

            (i) there shall be no more than one Supplemental Financing in any calendar year;

            (ii) the sum of the Supplemental Financing Amounts in any calendar year shall equal or exceed 1.133333% of $5,000,000;

            (iii) the Lessee may include in any request for a Supplemental Financing only Capital Improvements not previously financed in any Supplemental Financings and which have been installed or affixed no earlier than three calendar years before the beginning of the calendar year in which such Supplemental Financing occurs;

            (iv) the total amount of all Supplemental Financings during the Basic Lease Term shall not exceed one-ninth of $100,000,000;

            (v) unless waived by the Owner Participant, the Bonds issued and outstanding under the Collateral Trust Indenture shall be rated no less than "investment grade", as determined by Standard & Poor's Corporation and Moody's Investors Service, Inc.;

            (vi) the Supplemental Financing Amount shall not exceed that portion of the cost of Capital Improvements which, when financed, will constitute an addition to the Owner Participant's basis under section 1012 of the Code;

            (vii) in the opinion of independent tax counsel to the Owner Participant, such Supplemental Financing shall not result in adverse tax consequences to the Owner Participant or adversely affect the status of this Facility Lease as a "true lease" for Federal, New York State or New York City tax purposes, and the Owner Participant and the Lessee shall have agreed upon the amount and manner of payment of the indemnity (if any) payable by the Lessee as a consequence of such Supplemental Financing;

            (viii) the Additional Notes shall have a final maturity date no later than January 15, 2015;

            (ix) the Lessee shall have made such representations, warranties and covenants regarding the tax characteristics of the Lessor's undivided interest in each Capital Improvement as the Owner Participant reasonably requests, and the Tax Indemnification Agreement shall have been appropriately modified;

            (x) appropriate adjustments to Basic Rent and the schedules of Casualty Values, Special Casualty Values and Termination Values shall have been agreed to by the Owner Participant to support the amortization of the Additional Notes issued in respect of such Supplemental Financing and to preserve Net Economic Return; (xi) the Lessee shall pay to the Lessor an amount equal to all out-of-pocket costs and expenses reasonably incurred by the Lessor or the Owner Participant and not financed as a part of such Supplemental Financing or reflected in adjustments to Basic Rent;

            (xii) no Default or Event of Default shall have occurred and be continuing; and

            (xiii) the Lessee shall enter into such agreements and shall have provided such tax indemnities, representations warranties, covenants, opinions, certificates and other documents as the Owner Participant shall reasonably request.

            SECTION 9. Event of Loss; Deemed Loss Event.

            (a) Damage or Loss. In the event that Section 16.2 of the ANPP Participation Agreement (as in effect on the date hereof) shall become applicable, or an Event of Loss, a Requisition of Use or a Requisition of Title shall occur, or Unit 1 or any substantial part thereof shall suffer destruction, damage, loss, condemn nation, confiscation, theft or seizure for any reason whatsoever, such fact shall promptly, and in any case within five Business Days following such event, be reported by the Lessee to the Lessor and the Owner Participant.

            (b) Repair. The Lessee shall promptly make any and all payments required of the Lessee under the provisions of the ANPP Participation Agreement relating to damage or destruction or the like to Unit 1 or any portion thereof; provided, however, that the Lessee shall in no event be obligated to make or join in any agreement under Section 16.2 of the ANPP Participation Agreement (as in effect on the date hereof) concerning repair's to or reconstruction of Unit 1.

            (c) Payment of Casualty Value. On the Basic Rent Payment Date next following receipt by the Lessee of a written notice from the Lessor that an Event of Loss has occurred, the Lessee shall pay to the Lessor all Basic Rent due on such Basic Rent Payment Date, plus an amount equal to the excess of (i) Casualty Value determined as of such Basic Rent Payment Date, over (ii) the unpaid principal amount of the Notes Outstanding on such date after giving effect to the payment, if any, of the principal installment due and payable on such date. An Event of Loss shall not be deemed to have occurred unless and until the Lessor delivers the notice specified in the preceding sentence. Upon compliance in full by the Lessee with the foregoing provisions of this Section
(c) and assumption by the Lessee of all the obligations and liabilities of the Owner Trustee under the Indenture and the Notes pursuant to Section 3.9(b) of the Indenture, the Lessor shall (so long as no Default or Event of Default shall have occurred and be continuing), and at any time after the occurrence of an Event of Loss, the Lessor may:

            (1) in the case of an Event of Loss arising from a Final Shutdown, if the Lessee shall have declined, but one or more of the other ANPP Participants shall have elected, to reconstruct or restore Unit 1, as permitted by the ANPP Participation Agreement, Transfer the Undivided Interest and the Real Property Interest to such electing ANPP Participants, as required by and in the proportions set forth in the ANPP Participation Agreement, in which case the Lessee shall be entitled to receive the portion of the "salvage value" purchase price allocable to the Undivided Interest; or

            (2) if clause (1) shall not be applicable, Transfer the Undivided Interest and the Real Property Interest to the Lessee.

If the Lessee shall not have assumed all the obligations and liabilities of the Owner Trustee under the Indenture and the Notes in accordance with Section 3.9(b) of the Indenture, but the Owner Participant shall have received under
Section 5.2 of the Indenture all amounts required to be paid by the Lessee pursuant to this Section 9(c) (including interest, if any, thereon pursuant to Section 3(b)(iii) hereof), the Lessor shall retain the Undivided Interest and the Real Property Interest subject to the terms of this Facility Lease and
Section 7(b,)(4) of the Participation Agreement; provided, however, that (i) the obligation of the Lessee to pay further Basic Rent shall be reduced to an amount on each Basic Rent Payment Date equal to the aggregate amount of principal, premium, if any, and accrued interest then payable on all Notes then Outstanding and (ii) this Facility Lease shall become a security agreement for all purposes of Applicable Law.

            (d) Payment of Special Casualty Value. If a Deemed Loss Event occurs, the party hereto having knowledge thereof shall promptly notify the other thereof (provided that the failure by the Lessor to furnish to the Lessee the foregoing notification shall not impair the right of the Lessor to exercise the option referred to below) and, at the Lessor's option, exercisable by delivery of written notice to the Lessee, on the day (specified in Schedule 2) of the month next following the month during which such notice is delivered to the Lessee, the Lessee shall pay to the Lessor an amount equal to the excess of
(i) Special  Casualty  Value deter mined as of the date such payment is due over
(ij) the principal amount of the Notes Outstanding on such date after giving effect to the payment, if any, of the principal installment due and payable on such day. Upon compliance in full by the Lessee with the foregoing provisions of this Section 9(d) and assumption by the Lessee of all the obligations and liabilities of the Owner Trustee under the Indenture and the Notes pursuant to
Section 3.9(b) of the Indenture, the Lessor shall (so long as no Default or Event of Default shall have occurred and be continuing) , and at any time after the occurrence of a Deemed Loss Event, the Lessor may, Transfer the Undivided Interest and the Real Property Interest to the Lessee. If the Lessee shall not have assumed all the' liabilities and obligations of the Owner Trustee under the Indenture and the Notes in accordance with Section 3.9(b) of the Indenture, but the Owner Participant shall have received under Section 5.2 of the Indenture all amounts required to be paid by the Lessee pursuant to this Section 9(d) (including interest, if any, thereon pursuant to Section 3(b)(iii)), the Lessor shall retain the Undivided Interest and the Real Property Interest subject to the terms of this Facility Lease and Section 7(b) (4) of the Participation Agreement; provided, however, that (i) the obligation of the Lessee to pay further Basic Rent shall be reduced to an amount on each Basic Rent Payment Date equal to the aggregate amount of principal, premium, if any, and accrued interest then payable on all Notes Outstanding and (ii) this Facility Lease shall become a security agreement for all purposes of Applicable Law.

            (e) Requisition of Use. In the case of a Requisition of Use not constituting an Event of Loss, this Facility Lease shall continue, and each and every obligation of the Lessee hereunder and under each Transaction Document shall remain in full force and effect. So long as no Default or Event of Default shall have occurred and be continuing, the Lessee shall be entitled to all sums received by reason of any such Requisition of Use for the period ending on the Lease Termination Date, and the Lessor shall be entitled to all sums received by reason of any such Requisition of Use for the period after the Lease Termination Date.

            (f) Termination of Obligation. Until the Lessee shall have made the payments specified in Section 9(c) or 9(d), the Lessee shall make all payments of Rent when due; and the Lessee shall thereafter be required to make all payments of Supplemental Rent as and when due. In the event that the Lessee shall assume all the obligations and liabilities of the Owner Trustee under the Indenture and the Notes pursuant to Section 3.9(b) of the Indenture, upon receipt by the Owner Participant under Section 5.2 of the Indenture of the payments specified in Section 9(c) or 9(d) and payment by the Lessee of all other Rent due and owing through and including the date of payment (including Basic Rent due on or accrued through such date, as the case may be), the Lease Term shall end and the Lessee's obligation to pay further Basic Rent shall cease.

            (g) Application of Payments on an Event of Loss. Any payments receivable (without regard to any right of setoff or other similar right of any Person against the Lessee) at any time by the Lessor or the Lessee (other than insurance placed by the Owner Trustee or the Owner Participant pursuant to
Section 10(b)) from any Governmental Authority, insurer or other Person (except the Lessee, the Owner Trustee or the Owner Participant) as a result of the occurrence of an Event of Loss shall be applied as follows:

            (i) all such payments received at any time by the Lessee shall be promptly paid to the Lessor for application pursuant to the following provisions of this Section 9(g), except that the Lessee may retain any amounts that would at the time be payable to the Lessee as reimbursement under the provisions of clause (ii) below;

            (ii) so much of such payments as shall not exceed the amount required to be paid by the Lessee pursuant to Section 9(c) (ignoring, for this purpose, clause (ii) of the first sentence thereof) shall be applied in reduction of the Lessee's obligation to pay such amount if not already paid by the Lessee or, if already paid by the Lessee, shall be applied to reimburse the Lessee for its payment of such amount; and

            (iii) the balance, if any, of such payments remaining thereafter shall be divided between the Lessor and the Lessee as their interests may appear.

            (h) Application of Payments Not Relating to an Event of Loss. Payments receivable (without regard to anyright of setoff or other similar right of any Person against the Lessee) at any time by the Lessor (other than insurance placed by the Owner Trustee or the Owner Participant pursuant to
Section 10(b)) or the Lessee from any Governmental Authority, insurer or other Person with respect to any destruction, damage, loss, condemnation, confiscation, theft or seizure of or Requisition of Title to or Requisition of Use of the Undivided Interest or any part thereof not constituting an Event of Loss shall be applied first to reimburse the Lessee for all amounts expended in respect of the repair, replacement or reconstruction of the Undivided Interest or any part thereof as provided in Section 9(b), and second the balance, if any, of such payments shall be divided between the Lessor and the Lessee as their interests may appear.

            (i) Other Dispositions. Notwithstanding the foregoing provisions of this Section 9, 50 long as a Default or Event of Default shall have occurred and be continuing, any amount that would otherwise be payable to or for the account of, or that would otherwise be retained by, the Lessee pursuant to Section 10 or this Section 9 shall be paid to the Lessor as security for the obligations of the Lessee under this Facility Lease and, at such time thereafter as no Default or Event of Default shall be continuing, such amount shall be paid promptly to the Lessee unless this Facility Lease shall have theretofore been declared to be in default, in which event such amount shall be disposed of in accordance with the provisions hereof, of the Indenture and of the Trust Agreement.

            (j) Assumption of Notes; Creation of Lien on Undivided Interest. In connection with an Event of Loss, a Deemed Loss Event or the exercise of the Cure Option, (i) the Lessee agrees to use its best efforts to comply with the conditions respecting its assumption of all the obligations and liabilities of the Owner Trustee under the Indenture and the Notes set forth in Section 3.9(b) of the Indenture, and (ii) the Lessor agrees that, if the Lessee fails to assume all the obligations and liabilities of the Owner Trustee under the Indenture and the Notes in accordance with Section 3.9(b) of the Indenture, not later than two Business Days prior to the date on which the Lessee is required to make the payments specified in Section 9(c) or 9(d), the Lessor will cause the Undivided Interest and the Real Property Interest to be subjected to the Lien of the Indenture by executing and delivering to the Indenture Trustee the Undivided Interest Indenture Supplement.

            SECTION 10. Insurance.

            (a) Required Insurance. The Lessee will use its best efforts to cause the Operating Agent to carry and maintain insurance required under the ANPP Participation Agreement and will make all payments required of the Lessee under the ANPP Participation Agreement in respect of such insurance. The Lessee will at all times maintain, directly or through the Operating Agent, policies of casualty and liability insurance with respect to the Undivided Interest and the Real Property Interest in such amounts and with such coverage as shall be adequate in accordance with prudent utility practice. Any policies of insurance in respect of destruction, damage, loss, theft or other casualty to the Undivided Interest, the Real Property Interest, Unit 1 or any part thereof shall name the Lessor (and, to the extent practicable, the Owner Participant) as an additional insured, as its interest (or their interests) may appear, and any policies with respect to nuclear liability insurance with respect to the Undivided Interest, the Real Property Interest, Unit 1, or any part thereof, shall include all Indemnitees as insureds through an omnibus definition of "insured" or through endorsement; provided, however, that if the Operating Agent, as trustee, shall become the loss payee under any policy of insurance constituting Project Insurance, then the Lessor and the Owner Participant shall be and be made beneficiaries of the trust arrangement under which the Operating Agent acts as trustee. The Lessee shall, on or before March 1 of each year, commencing March 1, 1987, furnish to the Lessor and the Owner Participant (A) a report signed by the broker or brokers for the PVNGS insurance (or if insurance is placed directly by the Operating Agent, a certificate signed by the Operating Agent) (i) showing the insurance then main tained by the ANPP Participants with respect to PVNGS, (ii) stating that no premiums are then delinquent, and (iii) stating that the insurance maintained by the ANPP Participants with respect to PVNGS is in accordance with the terms of (1) the ANPP Participation Agreement and (2) this Section 10, (B) a report signed by the broker or brokers for the Lessee's insurance (or if insurance is placed directly by the Lessee, a certificate signed by the Lessee) showing the separate insurance, if any, then maintained by the Lessee with respect to its interest in PVNGS and stating that no premiums under such insurance are delinquent; (C) a certificate signed by the Lessee stating that the insurance maintained by the ANPP participants and by the Lessee, identified on the reports to be delivered pursuant to clauses (A) and
(B), is in accordance with prudent utility practice within the nuclear industry, the ANPP Participation Agreement and this Section 10; and (D) upon the request of the Lessor or the Owner Participant, copies (to the extent permitted by the issuers of such policies) of policies so maintained. Any report by an insurance broker with respect to clause (A)(iii)(1) may be made in reliance upon a schedule provided by the Lessee (a copy of which shall be attached) identifying the insurance (by coverage, limits, insureds and other pertinent details) required to be maintained under the ANPP Participation Agreement. Any report with respect to clause (A)(iii)(2) may be made in reliance upon a similar schedule provided by the Lessee (a copy of which shall be attached) identifying the insurance required to be maintained under this Section 10. All insurance pro ceeds paid in respect of damage, destruction, loss, theft or other casualty to the Undivided Interest or the Real Property Interest shall be applied as provided in Section 9(g), (h) or (i), as the case may be, subject, however, to any priority allocations of such proceeds to decontamination and debris removal set forth in the insurance policies or required under Applicable Law. In the event that either the Operating Agent or the Lessee delivers a certificate pursuant to clause (A) or (B) of the foregoing, the Owner Participant shall be entitled to receive (if it so requests and if the insurer will issue the same) a report from any insurer listed in such certificate.

            (b) Permitted Insurance. Nothing in this Section 10 shall prohibit the Lessee from placing, at its expense, insurance on or with respect to the cost of purchasing replacement power, naming the Lessee as insured and/or loss payee, unless such insurance would conflict with or otherwise limit the availability of insurance to be provided or maintained in accordance with
Section 10(a). Nothing in this Section 10 shall prohibit the Lessor or the Owner Participant from placing at its expense other insurance on or with respect to Unit 1, the Undivided Interest or the Real Property Interest or the operation of Unit 1, naming the Lessor or the Owner Participant as insured and/or loss payee, unless such insurance would conflict with or otherwise limit the insurance to be provided or maintained in accordance with Section 10(a).

            SECTION 11.  Rights to Assign or Sublease.

            (a) Assignment or Sublease by the Lessee. Without the prior written consent of the Lessor, the Lessee shall not assign, sublease, transfer or encumber (except for Permitted Liens) its leasehold interest in the Undivided Interest or the Real Property Interest under this Facility Lease. The Lessee shall not, without the prior written consent of the Lessor and the Owner Participant, part with the possession of, or suffer or allow to pass out of its possession, the Undivided Interest, the Real Property Interest or any interest therein, except to the extent required pursuant to the ANPP Participation Agreement or expressly permitted by the provisions of this Facility Lease or any other Transaction Document.

            (b) Assignment by Lessor as Security for Lessor's Obligations. To secure the indebtedness evidenced by the Notes, the Lessor will assign to the Indenture Trustee its right, title and interest to receive certain payments of Rent (not including, in any event, Excepted Payments), to the extent provided in the Indenture and may assign to the Indenture Trustee its right, title and interest in the Undivided Interest and the Real Property Interest as contemplated by Section 9(j). The Lessee hereby (a) consents to such assignment pursuant to the terms of the Indenture, (b) agrees to pay directly to the Indenture Trustee at the Indenture Trustee's Office (so long as the lien of the Indenture has not been satisfied and discharged and the Lessor is obligated thereunder) all amounts of Rent (other than Excepted Payments) due or to become due to the Lessor that shall be required to be paid to the Indenture Trustee pursuant to the Indenture, (c) agrees that the right of the Indenture Trustee to any such payments shall be absolute and unconditional and shall not be affected by any circumstances whatsoever, including, without limitation, those circumstances set forth in Section 4 and (d) agrees that, to the extent provided in the Indenture and until the Indenture is discharged in accordance with its terms, the Indenture Trustee shall have all the rights of the Lessor hereunder with respect to Assigned Payments as if the Indenture Trustee had originally been named herein as the Lessor.

            SECTION 12.  Lease Renewal.

            Subject to the notice requirements set forth in Section 13(a), at the end of the Basic Lease Term, provided that no Default, Event of Default, Event of Loss or Deemed Loss Event shall have occurred and be continuing and the Notes shall have been paid in full, the Lessee shall have the right to renew the term of this Facility Lease for a period commencing January 15, 2015, and ending on the later of January 15, 2017 and the end of the Maximum Option Period (the Renewal Term), during which the Basic Rent payable shall be the rental provided in Section 3(a)(iii) and one-half of the rental provided in Section 21.

            SECTION 13.  Notices for Renewal or Purchase; Purchase Options.

            (a) Notice; Determination of values; Appraisal Procedure. Not later than three years nor earlier than five years prior to the expiration date of the Basic Lease Term, and not later than three years nor earlier than five years prior to the expiration date of the Renewal Term, as the case may be, the Lessee shall give to the Lessor written notice of its election either to (A) return the Undivided Interest and the Real Property Interest to the Lessor pursuant to
Section 5, or (B) exercise the renewal option permitted by Section 12 (in the case of the notice delivered in respect of the expiration date of the Basic Lease Term) or the purchase option permitted by Section 13(b). If the notice specified in clause (B) of the preceding sentence is given three years prior to the expiration of the Basic Lease Term, then not later than two years prior to the expiration date of the Basic Lease Term, the Lessee will give the Lessor written notice of its election either to exercise the renewal option permitted by Section 12 or the purchase option permitted by Section 13(b). Any such election shall be irrevocable as to the Lessee but no such election shall be binding on the Lessor if, on the effective date thereof, an Event of Default shall have occurred and be continuing or an Event of Loss or a Deemed Loss Event shall have occurred. Promptly after giving notice, (i) in case the renewal option has been elected, the Maximum Option Period shall be determined by the Appraisal Procedure, or (ii) in case the purchase option permitted by Section 13(b) has been elected, the Lessee and the Owner Participant shall agree upon the Fair Market Sales Value of the Undivided Interest and the Real Property Interest, or, if within three months after the date of the Lessee's notice the Lessee and the Owner Participant shall be unable so to agree, such value shall be determined by the Appraisal Procedure.

            (b) Purchase Option at Expiration of the Lease Term. Subject to the notice requirements set forth in Section 13(a), unless a Default or an Event of Default shall have occurred and be continuing or an Event of Loss or Deemed Loss Event shall have occurred, on the date of the expiration of the Basic Lease Term or the Renewal Term (if elected), the Lessee shall have the right to purchase the Undivided Interest and the Real Property Interest for a purchase price equal to the Fair Market Sales Value thereof.

            (c) Special Purchase Event. If, at or before the Refunding Date, the Owner Participant shall reasonably determine (in consultation with Owner Participant's Special Counsel and Owner Participant's Special New Mexico Counsel) that the "weighted annual lease payment factor" (as such term is defined in the New Mexico Order and as the same may be reasonably interpreted by the Owner Participant, in consultation with counsel as aforesaid) for all "Lease Transactions" (as so defined) exceeds 11.5% or there is a material risk that the same will exceed 11.7% and so notifies the Lessor and the Lessee, or if the Lessee, in its reasonable judgment, determines that such a material risk exists, then the Lessee shall purchase the Undivided Interest and the Real Property Interest from the Lessor, on a Business Day specified by the Lessor to the Lessee by not less than 30 days prior notice, for a purchase price equal to the greater of (i) the Fair Market Sales Value thereof and (ii) Casualty value as of the Basic Rent Payment Date first preceding the date of such purchase or as of the date of such purchase, if such date shall be a Basic Rent Payment Date plus, if such purchase date shall not be a Basic Rent Payment Date, a pro ration of Basic Rent to the date of purchase.

            (d) Purchase of the Undivided Interest; Payment, Etc. If the Lessee shall have elected or be required to purchase the Undivided Interest and the Real Property Interest pursuant to Section 13(b) or 13(c), payment by the Lessee of the purchase price for the Undivided Interest and the Real Property Interest shall be made in immediately available funds, whereupon the Lessor shall Transfer the Undivided Interest and the Real Property Interest to the Lessee.

            SECTION 14.  Termination for Obsolescence.

            (a) Termination Notice. Notwithstanding any provision herein contained to the contrary, unless a Default or an Event of Default shall have occurred and be continuing or an Event of Loss or a Deemed Loss Event shall have occurred, the Lessee shall have the option (provided that the Lessee shall have delivered to the Lessor an Officers' Certificate to the effect that the Lessee's Board of Directors has adopted and there is in effect a resolution determining that Unit 1 is (A) uneconomic to the Lessee or (B) economically obsolete for any reason; and provided that the Lessee shall be disposing of all its other leased interests in Unit 1), on at least 360 days' prior written notice a (Termination Notice) to the Lessor, the Owner Participant and the Indenture Trustee (which notice shall be irrevocable)) to terminate this Facility Lease on any Basic Rent Payment Date after January 15, 1998, and prior to January 15, 2012 (the Termination Date). If the Lessee shall give the Lessor a Termination Notice, the Lessee shall, as agent for the Lessor, use its best efforts to obtain cash bids for the purchase of the Undivided Interest and the Real Property Interest, together with the interest of the Lessor under the Assignment and Assumption. The Lessor shall also have the right to obtain such cash bids, either directly or through agents other than the Lessee. The Lessee shall certify to the Lessor within ten days after the Lessee's receipt of each bid (and, in any event, prior to the Termination Date) the amount and terms thereof and the name and address of the party (which shall not be the Lessee or any Affiliate of the Lessee) submitting such bid.

            (b) Right of Lessor to Retain Undivided Interest upon Termination. The Lessor may elect to retain, rather than sell, the Undivided Interest and the Real Property Interest by giving notice to the Lessee and the Indenture Trustee prior to the Termination Date. It shall be a condition precedent to the Lessor's right to retain the Undivided Interest and the Real Property Interest that on or prior to the Termination Date the Lessor shall have paid (or made provision for payment) to the Indenture Trustee, the unpaid principal amount of all Notes Outstanding on such date and all premium, if any, and interest accrued and unpaid on the date of payment. If the Lessor elects to retain the Undivided
Interest and the Real Property Interest pursuant to this Section 14(b), the Lessee shall pay to the Lessor on the Termination Date the Basic Rent and any other Rent due or accrued, as the case may be, to and including the Termination Date, together with an amount equal to the excess, if any, of the Termination Value as of the Termination Date over the highest bona fide offer received pursuant to Section 14(a).

            (c) Events on the Termination Date. If the Lessor has not elected to retain the Undivided Interest and the Real Property Interest as provided in
Section 14(b), on the Termination Date the Lessor shall (upon receipt of the sale price and all additional payments specified in the next sentence) Transfer the Undivided Interest and the Real Property Interest for cash to the bidder (which shall not be the Lessee or an Affiliate of the Lessee) that shall have submitted the highest bid on or before the Termination Date. The total sale price realized at such sale shall be retained by the Lessor (subject, however, to the terms of the Indenture and the requirement that there shall have been paid, or provision for payment made, to the Indenture Trustee the unpaid principal amount of all Notes Outstanding on the Termination Date and all premium, if any, and interest accrued and unpaid on the date of payment) and, in addition, on the Termination Date the Lessee shall pay to the Lessor (A) the excess, if any, of the Termination Value as of the Termination Date over the net sale price of the Undivided Interest and the Real Property Interest and (B) any Basic Rent due or accrued, as the case may be, to and including the Termination Date and shall pay to the Person or Persons entitled thereto all Supplemental Rent (other than Termination Value). Upon compliance by the Lessee with the applicable provisions of this Section 14, the obligation of the Lessee to pay Basic Rent due hereunder for any period after the Termination Date shall cease and the Basic Lease Term shall end on the Termination Date; provided, however, that, in the event of termination of this Facility Lease pursuant to this
Section 14, the obligations of the Lessee under the ANPP Participation Agreement (except as therein expressly provided) and the Assignment and Assumption shall continue in full force and effect and shall not be impaired by reason of any such termination. If, other than as a result of the Lessor's election to retain the Undivided Interest and the Real Property Interest as provided in Section 14(b), on or as of the Termination Date no such sale shall occur or the Lessee shall not have complied in full with this Section 14, this Facility Lease shall continue in full force and effect in accordance with its terms without prejudice to the Lessee's right to exercise its rights under this Section 14 thereafter, except that the Lessee shall not be entitled to deliver another Termination Notice during the 3-year period following such Termination Date. The Lessor shall be under no duty to solicit bids, to inquire into the efforts of the Lessee to obtain bids or otherwise take any action in connection with any such sale other than, if the Lessor has not elected to retain the Undivided Interest and the Real Property Interest, to Transfer the Undivided Interest and the Real Property Interest to the purchaser named in the highest bid certified by the Lessee to the Lessor or obtained by the Lessor, against receipt of the payments provided for herein (but only if such purchaser has obtained all Governmental Action by the NRC necessary in connection therewith).

            (d) Early Termination Notice. In the event that the Lessee shall fail to exercise its renewal option or purchase option within the time limit provided by Section 13(a), the Lessor shall have the option, on any Basic Rent Payment Date thereafter, on at least 120 days prior written notice (an Early Termination Notice) to the Lessee and the Indenture Trustee, to terminate this Facility Lease on the Basic Rent Payment Date specified in such notice (the Early Termination Date). Any Early Termination Notice may be revoked by the Lessor at any time on or prior to the Early Termination Date.


            (e) Events on the Early Termination Date. On the Early Termination Date the Lessor shall, at its option, (i) Transfer the Undivided Interest and the Real Property Interest to the bidder (other than the Lessee or any Affiliate of the Lessee) selected by the Lessor or (ii) retain the Undivided Interest and the Real Property Interest. It shall be a condition precedent to the Lessor's right to sell or retain the Undivided Interest and the Real Property Interest that on or prior to the Early Termination Date the Lessor shall have paid (or made provision for payment) to the Indenture Trustee the unpaid principal amount of all Notes Outstanding on such date and all premium, if any, and interest accrued and unpaid on the date of payment. The total sale price realized at any such sale shall be retained by the Lessor and, in addition, on the Early
Termination Date the Lessee shall pay to the Lessor any Basic Rent due or accrued, as the case may be, to and including the Early Termination Date, and shall pay to the Person or Persons entitled thereto all Supplemental Rent (other than Termination Value). Upon compliance by the Lessee with the applicable provisions of this Section 14, the obligation of the Lessee to pay Basic Rent due hereunder for any period after the Early Termination Date shall cease and the Lease Term shall end on the Early Termination Date; provided, however, that in the event of the termination of this Facility Lease pursuant to this Section 14, the obligations of the Lessee under the ANPP Participation Agreement (except as therein expressly provided) and the Assignment and Assumption shall continue in full force and effect and shall not be impaired by reason of any such termination.

            SECTION 15.  Events of Default.

            The term Event of Default, wherever used herein, shall mean any of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary, or come about or be effected by operation of law, or be pursuant to or in compliance with any Applicable Law or Governmental Action)

            (i) the Lessee shall fail to make, or cause to be made, (x) payment of Casualty Value, Termination Value, Special Casualty Value or payment due pursuant to exercise of the Cure Option when due, (y) any payment of Basic Rent within 5 Business Days after the same shall become due or (z) any payment of Supplemental Rent (other than Casualty Value, Termination Value, Special Casualty Value or payment due pursuant to exercise of the Cure Option) within 20 days after the same shall become due or demanded, as the case may be; or

            (ii) the Lessee shall fail to perform or observe any covenant, condition or agreement to be performed or observed by it under Section 10 ( b ) ( 3 ) ( i ) , 1 0 ( b )( 3 ) ( i i),10(b) (3) (iii) or 10(b) (3) (v)
      of the Participation Agreement or Section 7, 10 (other than failure of the Lessee to cause to be delivered the insurance certificates (other than a certificate of the Lessee) described therein) or 11 of this Facility Lease; or

            (iii) the Lessee shall fail to perform or observe any covenant or agreement to be performed or observed by it under Section 10(b)(3)(viii) of the Participation Agreement and such failure shall continue for a period of 30 days after there shall have been given to the Lessee by the Lessor or the Owner Participant a notice specifying such failure and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder; or

            (iv) the Lessee  shall fail to perform its  agreements  set forth in
      Section 5(a) hereof; or

            (v) the Lessee shall fail to perform or observe any covenant, condition or agreement (other than covenants, conditions or agreements referred to in clauses (i) through (iv) above) to be performed or observed by it under this Facility Lease or any other Transaction Document, and such failure shall continue for a period of 30 days after there shall have been given to the Lessee by the Lessor or the Owner Participant a notice specifying such failure and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder; or

            (vi) any representation or warranty made by the Lessee in this Facility Lease, any other Transaction Document (other than the Tax Indemnification Agreement) or any agreement, document or certificate delivered by the Lessee in connection herewith or therewith shall prove to have been incorrect in any material respect when any such representation or warranty was made or given and shall remain material and materially incorrect at the time in question; or

            (vii) the Lessee shall commence a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, or shall consent to any such relief or to the appointment of or taking of possession by any such official in an involuntary case or other proceeding commenced against it, or shall make a general assignment for the benefit of creditors, or shall take any corporate action to authorize any of the foregoing; or an involuntary case or other proceeding shall be commenced against the Lessee seeking liquidation, reorganization or other relief with respect to it or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, and such involuntary case or other proceeding shall remain undismissed or unstayed for a period of 60 consecutive days; or

            (viii) final judgment for the payment of money in excess of $1,000,000 shall be rendered against the Lessee and the Lessee shall not have discharged the same or provided for its discharge in accordance with its terms or bonded the same or procured a stay of execution thereof within 60 days from the entry thereof; or

            (ix) (1) a default by the Lessee under the ANPP Participation Agreement in consequence of which the Lessee's right to receive its Generation Entitlement Share in PVNGS is suspended by the other ANPP Participants, or (2) the giving by any ANPP Participant of a notice under
      Section 23.2 (or any comparable successor provision) of the ANPP Participation Agreement respecting a default thereunder by the Lessee and the lapse of 20 Business Days from the giving of such notice without the Lessee having cured such default; provided, however, that for purposes of this clause (2) if the Lessee shall have, in good faith, disputed the existence or nature of a default and such dispute shall have become the subject of an arbitration under Section 24 (or any comparable successor provision) of the ANPP Participation Agreement, such 20 Business Day period shall commence on the date of the final determination of the board of arbitrators under such Section 24; or

            (x) (1) the Lessee shall fail to pay when due (whether by scheduled maturity, required (prepayment, acceleration, demand or otherwise) any Debt (which term shall mean (A) indebtedness for borrowed money, (B) obligations as lessee under leases and (C) obligations under direct or indirect guarantees in respect of, and obligations (contingent or otherwise) to purchase or otherwise acquire or otherwise to assure a creditor against loss in respect of, indebtedness or obligations of others of the kinds referred to in clause (A) or (B) above, in each case if the principal amount (or equivalent) thereof (or in the case of any operating lease, an equivalent on the assumption such lease were a lease required to be capitalized in accordance with generally accepted accounting principles) is greater than $20,000,000 ($5,000,000 in the case of any PVNGS operating lease)) of the Lessee, and such failure shall continue after the applicable grace period, if any, specified in the agreement or instrument relating to such Debt, but only if the Lessee shall have received notice of such failure or a Responsible Officer of the Lessee shall have actual knowledge of such failure; or (2) any other default under any agreement or instrument relating to any such Debt, or any other event, shall occur and shall continue after the applicable grace period, if any, specified in such agreement or instrument, if the effect of such default or event is to accelerate, or to permit the acceleration of, the maturity of such Debt, but only if the Lessee shall have received notice of such default or event or a Responsible Officer of the Lessee shall have actual knowledge of such default or event.

            SECTION 16.  Remedies.

            (a) Remedies. Upon the occurrence of any Event of Default and so long as the same shall be continuing, the Lessor may, at its option, declare this Facility Lease to be in default by written notice to such effect given to the Lessee, and may exercise one or more of the following remedies as the Lessor in its sole discretion shall elect:

            (i) the Lessor may, by notice to the Lessee, rescind or terminate this Facility Lease;

            (ii) the Lessor may (x) demand that the Lessee, and thereupon the Lessee shall, return possession of the Undivided Interest and the Real Property Interest promptly to the Lessor in the manner and condition required by, and otherwise in accordance with the provisions of, this Facility Lease as if the Undivided Interest and the Real Property Interest were being returned at the end of the Lease Term and the Lessor shall not be liable for the reimbursement of the Lessee for any costs and expenses incurred by the Lessee in connection therewith and (y) subject to Applicable Law, enter upon the PVNGS Site and take immediate possession of (to the exclusion of the Lessee) the Undivided Interest and the Real Property Interest, by summary proceedings or otherwise, all without liability to the Lessee for or by reason of such entry or taking of possession, whether for the restoration of damage to property caused by such taking or otherwise;

            (iii) the Lessor may sell the Undivided Interest and the Real Property Interest, or any part thereof, together with any interest of the Lessor under the Assignment and Assumption, at public or private sale in a commercially reasonable manner, as the Lessor may determine, free and clear of any rights of the Lessee in the Undivided Interest and the Real Property Interest and without any duty to account to the Lessee with respect to such action or inaction or any proceeds with respect thereto (except to the extent required by clause (v) or (vi) below if the Lessor shall elect to exercise its rights thereunder) , in which event the Lessee's obligation to pay Basic Rent hereunder for periods commencing after the date of such sale shall be terminated or proportionately reduced, as the case may be (except to the extent that Basic Rent is to be included in computations under clause (v) or (vi) below if the Lessor shall elect to exercise its rights thereunder);

            (iv) the Lessor may hold, keep idle or lease to others all or any part of the Undivided Interest and the Real Property Interest, as the Lessor in its sole discretion may determine, free and clear of any rights of the Lessee and without any duty to account to the Lessee with respect to such action or inaction or for any proceeds with respect to such action or inaction, except that the Lessee's obligation to pay Basic Rent for periods commencing after the Lessee shall have been deprived of use of the Undivided Interest and the Real Property Interest pursuant to this clause

            (iv) shall be reduced by an amount equal to the net proceeds, if any, received by the Lessor from leasing the Undivided Interest and the Real Property Interest to any Person other than the Lessee for the same periods or any portion thereof; Lessee shall pay to the Lessor, on the Basic Rent Payment Date specified in such notice, as liquidated damages for loss of a bargain and not as a penalty (in lieu of the Basic Rent due after the Basic Rent Payment Date speci fied in such notice), any unpaid

      Rent due through the Basic Rent Payment Date specified in such notice plus whichever of the following amounts the Lessor, in its sole discretion, shall specify in such notice (together with interest on such amount at the interest rate specified in Section 3(b)(iii) from the Basic Rent Payment Date specified in such notice to the date of actual payment) (and, in the case of (D) below, upon receipt of such payment the Lessor shall (or may prior to the receipt of such payment) Transfer to the Lessee the Undivided Interest and the Real Property Interest):

                  (A) an amount  equal to the excess,  if any,  of (1)  Casualty
            Value, computed as of the Basic Rent Payment Date specified in such notice, over (2) the Fair Market Rental Value of the Undivided Interest and the Real Property Interest (determined on the basis of the then -actual condition of Unit 1) until the end of the remaining useful life of Unit 1, after discounting such Fair Market Rental Value semi-annually to present value as of the Basic Rent Payment Date specified in such notice at a rate of 10% per annum;

                  (B) an  amount  equal  to the  excess,  if  any,  of (1)  such
            Casualty Value over (2) the Fair Market Sales Value of the Undivided Interest and the Real Property Interest (determined on the basis of the then actual condition of Unit 1) as of the Basic Rent Payment Date specified in such notice;

                  (C) an amount equal to the excess,  if any, of (1) the present value as of the Basic Rent Payment Date specified in such notice of all installments of Basic Rent until the end of the Basic Lease Term or the Renewal Term, as the case may be, discounted semi-annually at a rate of 10% per annum, over (2) the present value as of such Basic Rent Payment Date of the Fair Market Rental Value of the Undivided Interest and the Real Property Interest (determined on the basis of the then actual condition of Unit 1) until the end of the Basic Lease Term or the Renewal Term, as the case may be, discounted semi-annually at a rate of 10% per annum; or

                  (D) an  amount  equal  to  higher  of (1) the  Casualty  Value
            (Special Casualty Value if the Event of Default is an event specified in clause (v), (viii) or (x)(2) of Section 15 hereof), computed as of the Basic Rent Payment Date specified in such notice or (2) the Fair Market Sales Value of the Undivided. Interest and the Real Property Interest;

            (vi) if the Lessor shall have sold all the Undivided Interest and the Real Property Interest pursuant to clause (iii) above, the Lessor, in lieu of exercising its rights under clause (v) above with respect to the Undivided Interest and the Real Property Interest may, if it shall so elect, demand that the Lessee pay to the Lessor and the Lessee shall pay to the Lessor on the date of such sale, as liquidated damages for loss of a bargain and not as a penalty (in lieu of Basic Rent due for periods commencing after the next Basic Rent Payment Date following the date of such sale), any unpaid Basic Rent due through such Basic Rent Payment Date, plus the amount of any deficiency of the Sale Proceeds under the Casualty Value, computed as of such Basic Rent Payment Date, together with interest at the interest rate specified in Section 3(b)(iii) on the amount of such Rent and such deficiency from the date of such sale until the date of actual payment; or

            (vii) in the case of an Event of Default specified in clause (iv) of
      Section 15, the Lessor may demand, by written notice to the Lessee specifying a payment date which shall be not earlier than the date 30 days after the last Basic Rent Payment Date of the Lease Term, that the Lessee pay to the Lessor, and the Lessee shall pay to the Lessor, on such last payment date, as liquidated damages for loss of a bargain and not as a penalty, any unpaid Rent due through such last Basic Rent Payment Date plus an amount (not less than zero) equal to the Fair Market Sales Value (determined without regard to the obligation of the Lessee under Section 10(b)(3)(xi) of the Participation Agreement) of the Undivided Interest and the Real Property Interest (determined on the basis of the actual condition of Unit 1) determined as of such last Basic Rent Payment Date (together with interest on such amount at the interest rate specified in Section 3(b)(iii) from such last Basic Rent Payment Date to the date of actual payment) and upon receipt of such payment the Lessor shall (or may prior to the receipt of such payment) Transfer to the Lessee the Undivided Interest and the Real Property Interest); provided, however, that the Lessor may not exercise the foregoing remedy if the Lessor shall have failed to Transfer the Undivided Interest and the Real Property Interest to the bidder (which shall not be the Lessee or an Affiliate of the Lessee) that shall have submitted the highest cash bid on or before the date on which such Event of Default arose excluding, however, any such cash bid which the Lessor or the Owner Participant determines was not submitted in good faith, or as to which the bidder fails to certify to the Lessor such information as the Lessor or Owner Participant may reasonably request in order to determine whether or not such bid was submitted in good faith (and the Lessor agrees that it will, if and to the extent so requested by the Lessee on or after the date 90 days preceding such last Basic Rent Payment Date, use reasonable efforts (at the expense of the Lessee) for a period ending on the day 90 days after such last Basic Rent Payment Date, to find a Person willing to submit such cash bid; provided, however, that the failure of the Lessor to do so shall not relieve the Lessee of its obligations under this clause (vii)).

            (b) No Release. No rescission or termination of this Facility Lease, in whole or in part, or repossession of the Undivided Interest or the Real Property Interest or exercise of any remedy under paragraph (a) of this Section 16 shall, except as specifically provided therein, relieve the Lessee of any of its liabilities and obligations hereunder. In addition, the Lessee shall be liable, except as otherwise provided above, for any and all unpaid Rent due hereunder before, after or during the exercise of any of the foregoing remedies, including all reasonable legal fees and other costs and expenses incurred by the Lessor or the Owner Participant by reason of the occurrence of any Event of Default or the exercise of the Lessor's remedies with respect thereto. At any sale of the Undivided Interest, the Real Property Interest or any part thereof pursuant to this Section 16, the Owner Participant, the Lessor or the Indenture Trustee may bid for and purchase such property.

            (c)Remedies  Cumulative.  No  remedy  under  paragraph  (a) of  this
Section 16 is intended to be exclusive, but each shall be cumulative and in addition to any other remedy provided under such paragraph (a) or otherwise available to the Lessor at law or in equity; provided, however, that notwithstanding anything to the contrary set forth in this Facility Lease, the remedy set forth in Section l6(a)(vii) shall be the sole and exclusive remedy under this Section 16 in the case of an Event of Default specified in clause
(iv) of Section 15, unless the Lessee is in default of its payment obliga tions under Section 16(a)(vii), in which case the Lessor may exercise its other remedies under Section 16(a); (except that the maximum amount payable by the Lessee in the event of the exercise by the Lessor of any of the remedies provided for in Section 16(a)(v) or (vi) shall not exceed the total amount payable by the Lessee under Section 16(a)(vii) minus the amount provided in subclause (2) of clause (A), (B) or (C) of such Section 16(a)(v), if the Lessor elects a remedy speci fied in said clause (A), (B) or (C), or the deficiency referred to in Section 16(a)(vi), if the Lessor elects the remedy specified in
Section 16(a)(vi) hereof). No express or implied waiver by the Lessor of any Default or Event of Default hereunder shall in any way be, or be construed to be, a waiver of any future or subsequent Default or Event of Default. The failure or delay of the Lessor in exercising any right granted it hereunder upon any occurrence of any of the contingencies set forth herein shall not constitute a waiver of any such right upon the continuation or recurrence of any such contingencies or similar contingencies and any single or partial exercise of any particular right by the Lessor shall not exhaust the same or constitute a waiver of any other right provided herein. To the extent permitted by Applicable Law, the Lessee hereby waives any rights now or hereafter conferred by statute or otherwise which may require the Lessor to sell, lease or otherwise use the Undivided Interest or Unit 1 in mitigation of the Lessor's damages as set forth in paragraph (a) of this Section 16 or which may otherwise limit or modify any of the Lessor's rights and remedies provided in this Section 16.

            (d) Exercise of Other Rights or Remedies. In addition to all other rights and remedies provided in this Section 16, the Lessor may, except to the extent expressly limited by provisions of this Section 16, exercise any other right or remedy that may be available to it under Applicable Law or proceed by appropriate court action to enforce the terms hereof or to recover damages for the breach hereof.

            (e) Special Cure Right of Lessee. In the event a "Notice of Default" is given under Section 15(iii), the Lessee may, on or prior to the occurrence of an Event of Default resulting therefrom, give written notice to the Lessor stating that the Lessee has elected to exercise the option (the Cure Option) provided in this Section 16(e), which election shall be irrevocable as to the Lessee. Promptly after the giving of such notice, the Lessee and the Owner Participant shall agree upon the Fair Market Sales Value of the Undivided Interest and the Real Property Interest or; if they shall be unable so to agree within one month after the date of the Lessee's notice, such value shall be determined by the Appraisal Procedure. On the Basic Rent Payment Date next following the date that such Fair Market Sales Value shall have been determined, the Lessee shall pay to the Lessor all Rent due on such Basic Rent Payment Date, plus an amount equal to the excess of (i) the greater of such Fair Market Sales Value and the Casualty Value determined as of such Basic Rent Payment Date over

(ii) the unpaid principal amount of the Notes Outstanding on such date after giving effect to the payment, if any, of the principal installment due and payable on such date. Upon compliance in full by the Lessee with the foregoing provisions of this paragraph (e) and assumption by the Lessee of all the obligations and liabilities of the Owner Trustee under the Indenture and the Notes pursuant to Section 3.9(b) of the Indenture, the Lessor shall (so long as no Default or Event of Default shall have occurred and be continuing) Transfer the Undivided Interest and the Real Property Interest to the Lessee. If the Lessee shall not have assumed all the obligations and liabilities of the Owner Trustee under the Indenture and the Notes in accordance with Section 3.9(b) of the Indenture, but the Owner Participant shall have received under Section 5.2 of the Indenture all amounts required to be paid by the Lessee pursuant to this paragraph (e) (including interest, if any, thereon pursuant to Section 3(b)(iii)), the Lessor shall retain the Undivided Interest and the Real Property Interest subject to the terms of this Facility Lease and Section 7(b) (4) of the Participation Agreement; provided, however, that the obligation of the Lessee to pay further Basic Rent shall be reduced to an amount on each Basic Rent Payment Date equal to the aggregate amount of principal, premium, if any, and accrued interest then payable on all Notes then Outstanding and this Facility Lease shall become a secu rity agreement for all purposes of Applicable Law. The Lessee agrees to Use its best efforts to comply with the conditions respecting its assumption set forth in Section 3.9(b) of the Indenture and, failing such assumption, agrees to accept a transfer of the Owner Participant's right, title and interest in the Trust Estate pursuant to Section 7(b)(4) of the Participation Agreement.

            SECTION 17.  Notices.

            All communications and notices provided for in this Facility Lease shall be in writing and shall be given in person (with signed receipt of an officer of the Owner Participant in the case of a delivery to the Owner Participant) or by means of telex, telecopy, or other wire transmission, or mailed by registered or certified mail, or delivered by express delivery service, addressed as provided in the Participation Agreement. All such communications and notices given in such manner shall be effective on the date of receipt of such communication or notice.

            SECTION 18.  Successors and Assigns.

            This Facility Lease, including all agreements, covenants, indemnities, representations and warranties, shall be binding upon and inure to the benefit of the Lessor and its successors and permitted assigns, and the Lessee and its successors and, to the extent permitted hereby, assigns.

            SECTION 19.  Right to Perform for Lessee.

            If the Lessee shall fail to make any payment of Rent to be made by it, or shall fail to perform or comply with any of its other agreements contained herein, or fail to make any payment to be made by it under any ANPP Project Agreement, or shall fail to perform or comply with any of its other agreements contained in any ANPP Project Agreement, either the Lessor or the Owner Participant may, but shall not be obligated to, tender such payment, or effect such performance or compliance, and the amount of such payment and the amount of all costs and expenses (including, without limitation, attorneys' and other professionals' fees and expenses) of the Lessor or the Owner Participant, as the case may be, incurred in connection with such payment or the performance of or compliance with such agreement, as the case may be, together with interest thereon at the Penalty Rate, shall be deemed Supplemental Rent, payable by the Lessee upon demand. In the event that the Lessor or the Owner Participant shall cure any default by the Lessee under the ANPP Participation Agreement, then (so long as an event of Default has occurred and is continuing) the Lessor, together with each other Person contributing to such cure, shall be entitled (to the full extent enforceable in accordance with Applicable Law) to receive the Generation Entitlement Share of the Lessee under the ANPP Participation Agreement (not limited to Unit 1), with each contributor to receive a percentage of such Generation Entitlement Share equal to the percentage of the cure contributed thereby.

            SECTION 20.  Additional Covenants.

            The Lessee agrees to comply with and to pay, as Supplemental Rent, all amounts payable by it under the provisions of Section 13 of the Participation Agreement and under the provisions of the Tax Indemnification Agreement, which provisions are incorpo rated herein by this reference as fully as if set forth in full at this place. The Lessee agrees to comply with its covenants and agreements set forth in Sections 10(b), 14 and 16 of the Participation Agreement and Articles III, IV, V and VI of the Assignment and Assumption which covenants and agreements are incorporated herein by this reference as fully as if set forth in full at this place.

            SECTION 21. Lease of Real Property Interest.

            Pursuant to the Deed and the Assignment of Beneficial Interest, the Lessee has sold to the Lessor the Real Property Interest. The Lessor hereby grants to the Lessee a leasehold interest in the Real Property Interest, such leasehold to be coterminous with the lease of the Undivided Interest hereunder and to be at a rent per annum equal to 4.635455% of the Real Estate Investment, payable by the Lessee to the Lessor in arrears in equal semiannual installments on each Basic Rent Payment Date during the Lease Term.

            SECTION 22.  Amendments and Miscellaneous.

            (a) Amendments in Writing. The terms of this Facility Lease may not be waived, altered, modified, amended, supplemented or terminated in any manner whatsoever except by written instrument signed by the Lessor and the Lessee.

            (b) Survival. (1) All indemnities, representations and warranties contained in this Facility Lease and the other Transaction Documents and the Financing Documents and in any agreement, document or certificate delivered pursuant hereto or thereto or in connection herewith or therewith shall survive, and continue in effect following, the execution and delivery of this Facility Lease and the expiration or other termination of this Facility Lease.

            (2) The obligations of the Lessee to pay Supplemental Rent and the obligations of the Lessee under Sections 5, 16, 19 and 20 hereof shall survive the expiration or termination of this Facility Lease. The extension of any applicable statute of limitations by the Owner Trustee, the Indenture Trustee, the Lessee, the Owner Participant, the Loan Participant or any Indemnitee shall not affect such survival. The obligations of the Lessee under Section 20 are expressly made for the benefit of, and shall be enforceable by, any Indemnitee, separately or together, without declaring this Facility Lease to be in default and notwithstanding any assignment by the Lessor of this Facility Lease or any of its rights thereunder or any disposition of all or any part of any interest in the Undivided Interest, the Real Property Interest, Unit 1 or any other property referred to in this Facility Lease or in this Facility Lease or any other Transaction Document or Financing Document. All payments required to be made pursuant to Section 20 shall be made directly to, or as otherwise requested by, the Indemnitee entitled thereto upon written demand by such Indemnitee.

            (c) Severability of Provisions. Any provision of this Facility Lease which may be determined by competent authority to be prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or thereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by Applicable Law, the Lessee hereby waives any provision of law which renders any provision hereof prohibited or unenforceable in any respect.

            (d) True Lease. This Facility Lease shall constitute an agreement of lease and nothing herein or elsewhere shall be construed as conveying to the Lessee any right, title or interest in or to the Undivided Interest or the Real Property Interest, except as lessee only.

            (e) Original Lease. The single executed original of this Facility Lease marked "THIS COUNTERPART IS THE ORIGINAL COUNTERPART" and containing the receipt of the Indenture Trustee thereon shall be the "Original" of this Facility Lease. To the extent that this Facility Lease constitutes chattel paper, as such term is defined in the Uniform Commercial Code as in effect in any applicable jurisdiction, no security interest in this Facility Lease may be created through the transfer or possession of any counterpart other than the "Original".

            (f) Governing Law. This Facility Lease shall be governed by and construed in accordance with the law of the State of New York, except to the extent that pursuant to the law of the State of Arizona the law of the State of Arizona is mandatorily applicable hereto.

            (g) Headings. The division of this Facility Lease into sections, the provision of a table of contents and the insertion of headings are for convenience of reference only and shall not affect the construction or interpretation of this Facility Lease.

            (h) Concerning the Owner Trustee. FNB is entering into this Facility Lease solely as Owner Trustee under the Trust Agreement and not in its individual capacity. Anything herein to the contrary notwithstanding, all and each of the representations, warranties, undertakings and agreements herein made on the part of the Owner Trustee are made and intended not as personal representations, warranties, undertakings and agreements by or for the purpose or with the intention of binding FNB personally but are made and intended for the purpose of binding only the Trust Estate, and this Facility Lease is executed and delivered by the Owner Trustee solely in the exercise of the powers expressly conferred upon it as trustee under the Trust Agreement; and no personal liability or responsibility is assumed hereunder by or shall at any time be enforceable against FNB or any successor in trust or the Owner Participant on account of any representation, warranty, undertaking or agreement hereunder of the Owner Trustee, either expressed or implied, all such personal liability, if any, being expressly waived by the Lessee, except that the Lessee or any Person claiming by, through or under it, making claim hereunder, may look to the Trust Estate for satisfaction of the same and the Owner Trustee or its successor in trust, as applicable, shall be personally liable for its own gross negligence or willful misconduct. If a successor owner trustee is appointed in accordance with the terms of the Trust Agreement, such successor owner trustee shall, without any further act, succeed to all the rights, duties, immunities and obligations of the Owner Trustee hereun der and the predecessor owner trustee shall be released from all further duties and obligations hereunder.

            (i) Disclosure. Pursuant to Arizona Revised Statutes Section 33-401, the beneficiary of the Trust Agreement is Chase Manhattan Realty Leasing Corporation, a New York corporation whose address is One Chase Manhattan Plaza (20th Floor), New York, New York 10081, Attention of Leasing Administrator. The address of the beneficiary is also therein described. A copy of the Trust Agreement is available for inspection at the offices of the Owner Trustee at 100 Federal Street, Boston, Massachusetts 02110, Attention of Corporate Trust Division.

            (j) Counterpart Execution. This Facility Lease may be executed in any number of counterparts and by each of the parties hereto or thereto on separate counterparts, all such counterparts together constituting but one and the same instrument.

                                                                     SCHEDULE 1
                                                                         to
                                                                       LEASE

                           SCHEDULE OF CASUALTY VALUES


    Basic Rent           Percentage of      Basic Rent        Percentage of
   Payment Date          Facility Cost     Payment Date       Facility Cost
   ------------          -------------     ------------       -------------

      15JAN87             109.10599          15JAN98            105.02054
      15JUL87             114.76002          15JUL98            103.97373
      15JAN88             113.17994          15JAN99            102.04367
      15JUL88             117.70456          15JUL99            100.81532
      15JAN89             116.07167         15JAN100             98.74684
      15JUL89             119.65174         15JUL100             97.31725
      15JAN90             117.95016         15JAN101             95.09237
      15JUL90             120.53475         15JUL101             93.43984
      15JAN91             118.69682         15JAN102             91.07806
      15JUL91             120.25014         15JUL102             89.28211
      15JAN92             118.20917         15JAN103             86.84308
      15JUL92             118.72285         15JUL103             84.92967
      15JAN93             116.54349         15JAN104             82.40638
      15JUL93             116.42005         15JUL104             80.36623
      15JAN94             114.56122         15JAN105             77.75328
      15JUL94             114.08476         15JUL105             75.57905
      15JAN95             112.43357         15JAN106             72.87080
      15JUL95             111.75470         15JUL106             70.55479
      15JAN96             110.14794         15JAN107             67.74535
      15JUL96             109.41227         15JUL107             65.27947
      15JAN97             107.71163         15JAN108             62.36264
      15JUL97             106.82849         15JUL108             59.73841

                                                                    SCHEDULE 1
                                                                            to
                                                                         LEASE

                           SCHEDULE OF CASUALTY VALUES

Basic Rent             Percentage of        Basic Rent            Percentage of
Payment Date           Facility Cost        Payment Date          Facility Cost
------------           -------------        ------------          -------------

15JAN109               56.70765
15JUL109               53.91617

15JAN110               50.76464
15JUL110               47.79658

15JAN111               44.51710
15JUL111               41.36264

15JAN112               37.94767
15JUL112               34.59656

15JAN113               31.03819
15JAN113               27.47963

15JAN114               23.76956
15JUL114               21.85439

15JAN115               20.00000

                                                                    SCHEDULE 2
                                                                            to
                                                                         LEASE

                       SCHEDULE OF SPECIAL CASUALTY VALUES

Basic Rent          Percentage of          Basic Rent           Percentage of
Payment Date        Facility Cost          Payment Date         Facility Cost
------------        -------------          ------------         -------------

15AUG86             104.099993             15JAN90              119.27824
15SEP86             103.18569              15FEB90              119.43084
15OCT86             103.65043              15MAR90              119.58739
15NOV86             104.12325              15APR90              118.85885
15DEC86             104.25292              15MAY90              118.98243
                                           15JUN90              117.38007
15JAN87             110.52963              15JUL90              117.48130
15FEB87             110.99000              15AUG90              117.57940
15MAR87             111.45839              15SEP90              116.81803
15APR87             110.27755              15OCT90              116.89414
15MAY87             110.71365              15NOV90              116.97322
15JUN87             108.65107              15DEC90              116.89842
15JUL87             109.06029
15AUG87             109.45859              15JAN91              119.94867
15SEP87             108.52150              15FEB91              120.00169
15OCT87             108.89348              15MAR91              120.05744
15NOV87             109.27223              15APR91              119.44437
15DEC87             109.34400              15MAY91              119.46653
                                           15JUN91              117.99211
15JAN88             114.66863              15JUL91              117.99154
15FEB88             115.00952              15AUG91              117.98593
15MAR88             115.35674              15SEP91              117.25913
15APR88             114.64228              15OCT91              117.23086
15MAY88             114.65149              15NOV91              117.20427
15JUN88             112.75517              15DEC91              117.06632
15JUL88             113.04087
15AUG88             113.32361              15JAN92              119.40380
15SEP88             112.45267              15FEB92              119.34830
15OCT88             112.71259              15MAR92              119.29420
15NOV88             112.97776              15APR92              118.77580
15DEC88             112.99499              15MAY92              118.68865
                                           15JUN92              117.32935
15JAN89             117.49595              15JUL92              117.21979
15FEB89             117.73796              15AUG92              117.10314
15MAR89             117.73796              15SEP92              116.39871
15APR89             117.12413              15OCT92              116.25944
15MAY89             117.33793              15NOV92              116.12050
15JUN89             115.59881              15DEC92              115.90990
15JUL89             115.79155
15AUG89             115.98287              15JAN93              117.56857
15SEP89             115.17614              15FEB93              117.39844
15OCT89             115.34705              15MAR93              117.22832
15NOV89             115.52210              15APR93              116.79146
15DEC89             115.49943              15MAY93              116.62105

                                                                    SCHEDULE 2
                                                                            to
                                                                         LEASE

                       SCHEDULE OF SPECIAL CASUALTY VALUES

Basic Rent          Percentage of          Basic Rent             Percentage of
Payment Date        Facility Cost          Payment Date           Facility Cost
------------        -------------          ------------           -------------

15JUN93             115.39274              15NOV96                106.46442
15JUL93             115.22233              15DEC96                10622464
15AUG93             115.04340
15SEP93             114.40251              15JAN97                106.54943
15OCT93             114.22358              15FEB97                106.29766
15NOV93             114.04465              15MAR97                106.04588
15DEC93             113.83133              15APR97                105.79411
                                           15MAY97                105.54233
15JAN94             114.91015              15JUN97                104.83831
15FEB94             114.72228              15JUL97                104.58654
15MAR94             114.53440              15AUG97                104.32218
15APR94             114.26601              15SEP97                103.94549
15MAY94             114.07813              15OCT97                103.68113
15JUN94             113.04848              15NOV97                103.41677
15JUL94             112.86060              15DEC97                103.15240
15AUG94             112.66333
15SEP94             112.13060              15JAN98                103.41930
15OCT94             111.93333              15FEB98                103.14172
15NOV94             111.73605              15MAR98                102.86414
15DEC94             111.53878              15APR98                102.58656
                                           15MAY98                102.30898
15JAN95             112.17156              15JUN98                101.60285
15FEB95             111.96443              15JUL98                101.32527
15MAR95             111.75729              15AUG98                101.03381
15APR95             111.55016              15SEP98                100.63964
15MAY95             111.34302              15OCT98                100.34818
15JUN95             110.51294              15NOV98                100.05672
15JUL95             110.30581              15DEC98                99.76526
15AUG95             110.08832
15SEP95             109.66372              15JAN99                99.97051
15OCT95             109.44623              15FEB99                99.66448
15NOV95             109.22874              15MAR99                99.35845
15DEC95             109.01125              15APR99                99.05241
                                           15MAY99                98.74638
15JAN96             109.39052              15JUN99                98.03656
15FEB96             109.16216              15JUL99                97.73053
15MAR96             108.93379              15AUG99                97.40920
15APR96             108.70542              15SEP99                96.99494
15MAY96             108.47706              15OCT99                96.67361
15JUN96             107.77372              15NOV99                96.35228
15JUL96             107.54535              15DEC99                96.03094
15AUG96             107.30557
15SEP96             106.94399              15JAN100               96.17040
15OCT96             106.70421              15FEB100               95.83299

                                                                    SCHEDULE 2
                                                                            to
                                                                         LEASE

                       SCHEDULE OF SPECIAL CASUALTY VALUES

Basic Rent          Percentage of           Basic Rent           Percentage of
Payment Date        Facility Cost           Payment Date         Facility Cost
------------        -------------           ------------         -------------

15MAR100            95.49559                15AUG103               79.14289
15APR100            95.15819                15SEP103               78.64881
15MAY100            94.82079                15OCT103               78.21004
15JUN100            94.10556                15NOV103               77.77126
15JUL100            93.76816                15DEC103               77.33249
15AUG100            93.41388
15SEP100            92.97666                15JAN104               77.24112
15OCT100            92.62239                15FEB104               76.79259
15NOV100            92.26812                15MAR104               76.34407
15DEC100            91.91385                15APR104               75.89555
                                            15MAY104               75.44709
15JAN101            91.98295                15JUN104               74.71978
15FEB101            91.61096                15JUL104               74.28869
15MAR101            91.23898                15AUG104               73.82803
15APR101            90.86699                15SEP104               73.31576
15MAY101            90.49501                15OCT104               72.85509
15JUN101            89.77244                15NOV104               72.39443
15JUL101            89.40045                15DEC104               71.93376
15AUG101            89.00987
15SEP101            88.54651                15JAN105               71.79757
15OCT101            88.15593                15FEB105               71.32668
15NOV101            87.76535                15MAR105               70.85579
15DEC101            87.37476                15APR105               70.38490
                                            15MAY105               69.91403
15JAN102            87.36846                15JUN105               69.18425
15FEB102            86.96239                15JUL105               68.73164
15MAR102            86.55632                15AUG105               68.24801
15APR102            86.15026                15SEP105               67.71661
15MAY102            85.74426                15OCT105               67.23297
15JUN102            85.01636                15NOV105               66.74934
15JUL102            84.62523                15DEC105               66.26571
15AUG102            84.20767
15SEP102            83.72773                15JAN106               66.08259
15OCT102            86.31017                15FEB106               65.58823
15NOV102            82.89261                15MAR106               65.09388
15DEC102            82.47505                15APR106               64.59952
                                            15MAY106               64.10516
15JAN103            82.42598                15JUN106               63.37272
15FEB103            81.99878                15JUL106               62.89753
15MAR103            81.57158                15AUG106               62.38980
15APR103            81.14438                15SEP106               61.83828
15MAY103            80.71726                15OCT106               61.33055
15JUN103            79.99225                15NOV106               60.82282
15JUL103            79.58167                15DEC106               60.31509

                                                                    SCHEDULE 2
                                                                            to
                                                                         LEASE

                       SCHEDULE OF SPECIAL CASUALTY VALUES

Basic Rent          Percentage of          Basic Rent          Percentage of
Payment Date        Facility Cost          Payment Date        Facility Cost
------------        -------------          ------------        -------------

15JAN107            60.08285               15JUN110              37.08524
15FEB107            59.56387               15JUL110              36.50803
15MAR107            59.04489               15AUG110              35.89146
15APR107            58.52591               15SEP110              35.24859
15MAY107            58.00692               15OCT110              34.63202
15JUN107            57.27166               15NOV110              34.01544
15JUL107            56.77277               15DEC110              33.39887
15AUG107            56.23975
15SEP107            55.66708               15JAN111              32.94594
15OCT107            55.13407               15FEB111              32.31573
15NOV107            54.60106               15MAR111              31.68553
15DEC107            54.06805               15APR111              31.05532
                                           15MAY111              30.42512
15JAN108            53.78438               15JUN111              29.67637
15FEB108            53.23957               15JUL111              29.07045
15MAR108            52.69475               15AUG111              28.42323
15APR108            52.14993               15SEP111              27.75454
15MAY108            51.60511               15OCT111              27.10732
15JUN108            50.86681               15NOV111              26.46011
15JUL108            50.34306               15DEC111              25.81290
15AUG108            49.78352
15SEP108            49.18861               15JAN112              25.29813
15OCT108            48.62907               15FEB112              24.63662
15NOV108            48.06953               15MAR112              23.97510
15DEC108            47.50999               15APR112              23.31359
                                           15MAY112              22.65208
15JAN109            47.17248               15JUN112              21.89937
15FEB109            46.60056               15JUL112              21.26330
15MAR109            46.02864               15AUG112              20.58394
15APR109            45.45671               15SEP112              19.88810
15MAY109            44.88479               15OCT112              19.20874
15JUN109            44.14324               15NOV112              18.52938
15JUL109            43.59340               15DEC112              17.85002
15AUG109            43.00602
15SEP109            42.38774               15JAN113              17.27048
15OCT109            41.80036               15FEB113              16.57612
15NOV109            41.21299               15MAR113              15.88176
15DEC109            40.62562               15APR113              15.18740
                                           15MAY113              14.49304
15JAN110            40.23173               15JUN113              13.73610
15FEB110            39.63137               15JUL113              13.06842
15MAR110            39.03100               15AUG113              12.35533
15APR110            38.43064               15SEP113              11.63096
15MAY110            37.83027               15OCT113              10.91787

                                                                   SCHEDULE 2
                                                                           to
                                                                        LEASE

                       SCHEDULE OF SPECIAL CASUALTY VALUES

Basic Rent          Percentage of          Basic Rent             Percentage of
Payment Date        Facility Cost          Payment Date           Facility Cost
------------        -------------          ------------           -------------

15NOV113            10.20479
15DEC113            9.49170

15JAN114            8.84431
15FEB114            8.11549
15MAR114            7.38666
15APR114            6.65783
15MAY114            5.92901
15JUN114            5.16757
15JUL114            4.46671
15AUG114            3.71824
15SEP114            2.96389
15OCT114            2.21541
15NOV114            1.46694
15DEC114            0.71846

15JAN115            0.00000

                                                                    SCHEDULE 3
                                                                            to
                                                                         LEASE

                         SCHEDULE OF TERMINATION VALUES

Basic Rent   Percentage    Basic Rent    Percentage    Basic Rent   Percentage
 Payment    of Facility      Payment     of Facility     Payment    of Facility
  Date          Cost          Date          Cost          Date         Cost
----------  -----------    ----------    -----------   ----------   -----------

15JAN87      109.01599       15JAN98       105.02054     15JAN109      56.70765
15JUL87      114.76002       15JUL98       103.97373     15JUL109      53.91617

15JAN88      113.17994       15JAN99       102.04367     15JAN110      50.76464
15JUL87      117.70456       15JUL99       100.81532     15JUL110      47.79658

15JAN89      116.07167       15JAN100      98.74684      15JAN111      44.51710
15JUL89      119.65174       15JUL100      97.31725      15JUL111      41.36264

15JAN90      117.95016       15JAN101      95.09237      15JAN112      37.94767
15JUL90      120.53475       15JUL101      93.43984      15JUL112      34.59656

15JAN91      118.69682       15JAN102      91.07806      15JAN113      31.03819
15JUL91      120.25014       15JUL102      89.28211      15JUL113      27.47963

15JAN92      118.20917       15JAN103      86.84308      15JAN114      23.76956
15JUL92      118.72285       15JUL103      84.92967      15JUL114      21.85439

15JAN93      116.54349       15JAN104      82.40638      15JAN115      20.00000
15JUL93      116.42005       15JUL104      80.36623

15JAN94      114.56122       15JAN105      77.75328
15JUL94      114.08476       15JUL105      75.57905

15JAN95      112.43357       15JAN106      72.87080
15JUL95      111.75470       15JUL106      70.55479

15JAN96      110.14794       15JAN107      67.74535
15JUL96      109.41227       15JUL107      65.27947

15JAN97      107.71163       15JAN108      62.36264
15JUL97      106.82849       15JUL108      59.73841

                                                                    SCHEDULE 5
                                                                        to
                                                                  FACILITY LEASE


                        REAL ESTATE INTEREST DESCRIPTION

            The Real Estate Interest is a (i) .333333% a undivided interest in the land described in I below, a (ii) .377777% undivided interest in the rights and interests described in II below, and (iii) a .377777% undivided interest in the right and interests described in III below.

I.  PVNGS PLANT SITE

PARCEL NO. 1: Lot Four (4); the Southwest quarter of the Northwest quarter; and the West half of the Southwest quarter, all in Section Two (2), Township One (1) South, Range Six (6) West of the Gila and Salt River Base and Meridian, Maricopa County, Arizona

PARCEL NO. 2: All of Section Three (3), Township One (1) South, Range Six (6) West of the Gila and Salt River Base and Meridian, Maricopa County, Arizona

PARCEL NO. 3: The East half of Section Four (4), Township One (1) South, Range Six (6) West of the Gila and Salt River Base and Meridian, Maricopa County, Arizona

PARCEL NO. 4: The West half of Section Twenty-six (26), Township One (1) North, Range Six (6) West of the Gila and Salt River Base and Meridian, Maricopa County, Arizona.

PARCEL NO. 5: Section Twenty-seven (27), Township One (1) North, Range Six (6) West of the Gila and Salt River Base and Meridian, Maricopa County, Arizona; EXCEPT the Northwest quarter of Section 27

PARCEL NO. 6: The Southeast quarter of Section  Twenty-eight (28),  Township One
(1) North, Range Six (6) West of the Gila and Salt River Base and Meridian, Maricopa County, Arizona; EXCEPT 50% of all oil, gas and other mineral deposits and geothermal resources recovered from or developed on the property, as reserved in instrument recorded May 10, 1974 in Docket 10647, page 136.

PARCEL NO. 7: The East half of Section Thirty-three (33), Township One (1) North, Range Six (6) West of the Gila and Salt River Base and Meridian, Maricopa County, Arizona.

PARCEL NO.8: All of Section  Thirty-four (34), Township One (1) North, Range Six
(6) West of the Gila and Salt River Base and Meridian, Maricopa County, Arizona.

PARCEL NO. 9: The West half of Section Thirty-five (35), Township One (1) North, Range Six (6) West of the Gila and Salt River Base and Meridian, Maricopa County, Arizona.

PARCEL NO. 10: The Southeast quarter of Section Nine (9), Township One (1) South, Range Six (6) West of the Gila and Salt River Base and Meridian, Maricopa County, Arizona; EXCEPT the Northwest quarter thereof.

PARCEL NO. 11: All of Section Ten (10), Township One (1) South, Range Six (6) West of the Gila and Salt River Base and Meridian, Maricopa County, Arizona; EXCEPT the East half of the Southeast quarter thereof; and EXCEPT the North half of the South half of the Northwest quarter of the Northwest quarter thereof.

PARCEL NO. 12: That part of the East half of the Southwest quarter of Section Twenty-three (23), Township One (1) North, Range Six (6) West of the Gila and Salt River Base and Meridian, Maricopa County, Arizona, more particularly described as follows:

            BEGINNING at the Southeast corner of the said East half of the Southwest quarter of Section 23; thence West, an assumed bearing along the South line of the said East half of the Southwest quarter of Section 23, for a distance of 762.04 feet; thence North 0 degrees 03 minutes 39 seconds West; parallel to the East line of the said East half of the Southwest quarter of Section 23, for a distance of a 1946.46 feet to a point on the South right-of-way line of the 200 foot wide HASSAYAMPA-SALOME HIGHWAY, as recorded in Book 12 of Road Maps, page 82, Maricopa County Recorder, Maricopa County, Arizona; thence continuing North 0 degrees 03 minutes 39 seconds West for a distance of 234.15 feet to a point a on the North right-of-way line of said highway; thence South 58 degrees 43 minutes 35 seconds East, along said North right-of-way line for a distance of 892.17 feet to a point on the said East line of the East half of the Southwest quarter of Section 23; thence South 0 degrees 03 minutes 39 seconds East, along said East line for a distance of 234.15 feet to a point on the said South right-of-way line; thence continuing South 0 degrees 03 minutes 39 sec onds East for a distance of 1483.31 feet to the true point of beginning;

            EXCEPT the East 305 feet of the South 305 feet thereof; and

            EXCEPT one-half of the minerals and mineral rights and mineral estates of every kind and nature, as set forth in Deed recorded in Docket 11652, page 52, Maricopa County Records.

PARCEL NO. 13: The North half of the South half of the Northwest quarter of the Northwest quarter of Section Ten (10), Township One (1) South, Range Six (6) West of the Gila and Salt River Base and Meridian, Maricopa County, Arizona.

II. HASSAYAMPA PUMPING STATION AND EFFLUENT PIPELINE

            All real property, leases, licenses, easements, rights-of-way and other property held by Title USA Company of Arizona Trust No. 530 established by that certain Trust Agreement dated October 15, 1975, as amended, but excluding therefrom all improvements.

III.  MISCELLANEOUS REAL PROPERTY INTERESTS

            Those ANPP Project Agreements (as defined in the ANPP Participation Agreement), in addition to the Trust Agreement for Title USA Company of Arizona Trust 530, consisting of leases, licenses, easements, and permits, which provide land and land rights for (a) the pipeline to supply waste water effluent to PVNGS from the 91st Avenue sewage treatment plant serving the Phoenix Metropolitan area and (b) railroad access to the Nuclear Plant Site (as defined in the ANPP Participation Agreement).

                                                                    SCHEDULE 6
                                                                       to
                                                                  FACILITY LEASE

                         UNDIVIDED INTEREST DESCRIPTION

            The Undivided Interest is a (i) 1.133333% undivided interest in and to the property described under A below and (ii) a .377777% undivided interest in and to the property described in B below.

            A. Unit 1 of the Palo Verde Nuclear Generating Station (PVNGS), located in Maricopa County, Arizona, approximately 55 miles west of the City of Phoenix, Arizona, and approximately 16 miles west of the City of Buckeye, Arizona, consisting of:

            I. Unit 1 Combustion Engineering "System 80" pressurized water reactor nuclear steam supply system (the NSSS). The NSSS is comprised of a reactor vessel containing 241 fuel assemblies with approximately 100 tons of enriched uranium (fuel assemblies, however, are not part of Unit 1 and are not included in the Undivided Interest being sold), two steam generators, four reactor coolant pumps and various additional systems and subsystems. The licensed thermal rating of the NSSS is 3800 MW.

            II. Unit 1 GE TC6F-43, 1800 RPM tandem-compound, six flow, reheat turbine-generator including turbine, generator, moisture separator-reheater, exciter, controls, and auxiliary subsystems. The turbine-generator is conductor cooled and rated at 1,554 MVA at 24,000 V, 3 phase, 60 Hz, 1.5 in Hg ABS back pressure, and approximately 1,363 MW maximum gross electric output.

            III. Unit 1 146 ft. inside diameter, steel-lined, prestressed concrete cylindrical containment building with a hemispherical dome designed for 60 psig. The containment building houses the reactor system.

            IV. Unit 1 auxiliary systems and equipment including engineered safeguards systems, reactor auxiliary systems and turbine-generator auxiliary systems associated with items I, II, and III above, extending to and including the Unit 1 start-up transformer.

            V. Unit 1 cooling tower system consisting of three (3) mechanical draft cooling towers, including a closed cycle circulating water system, make-up water systems and essential spray ponds.

            VI.   Unit 1 radioactive waste treatment  system,  including liquid,
                  gaseous,    and    solid    waste    subsystems,     controls,
                  instrumentation, storage, handling and shipment facilities.

            VII. Unit 1 emergency diesel-generator system, including a diesel-generator building which contains two diesel generators, fuel oil systems, storage tanks, control and instrumentation systems and other equipment.

            VIII. Unit 1 internal  communication  systems,  including associated interconnections and computer data links.

BUT EXCLUDING:

I.   Nuclear fuel for Unit 1, including spare fuel assemblies.

When Recorded, Return to: Greg R. Nielsen
                          Snell & Wilmer
                          3100 Valley Bank Center
                          Phoenix, Arizona 85073


        CERTAIN RIGHTS OF THE LESSOR UNDER THE FACILITY LEASE AS AMENDED BY THIS AMENDMENT NO. 1 THERETO HAVE BEEN ASSIGNED TO, AND ARE SUBJECT TO A SECURITY
INTEREST IN FAVOR OF, CHEMICAL BANK, AS INDENTURE TRUSTEE UNDER A TRUST INDENTURE, MORTGAGE, SECURITY AGREEMENT AND ASSIGNMENT OF RENTS DATED AS OF JULY 31, 1986, AS AMENDED. THIS AMENDMENT NO.1 HAS BEEN EXECUTED IN SEVERAL COUNTERPARTS. SEE SECTION 3(f) OF THIS AMENDMENT NO. 1 FOR INFORMATION CONCERNING THE RIGHTS OF HOLDERS OF VARIOUS COUNTERPARTS HEREOF.

            THIS COUNTERPART IS NOT THE ORIGINAL COUNTERPART.

================================================================================

                                 AMENDMENT NO.1
                          Dated as of November 18, 1986
                                       to
                                 FACILITY LEASE
                            Dated as of July 31, 1986
                                     between
                        THE FIRST NATIONAL BANK OF BOSTON
                         not in its individual capacity,
                           but solely as Owner Trustee
                        under a Trust Agreement, dated as
                           of July 31, 1926 with Chase
                            Manhattan. Realty Leasing
                                   Corporation
                                     Lessor
                                       and
                      PUBLIC SERVICE COMPANY OF NEW MEXICO,
                                     Lessee

================================================================================
               Original Facility Lease Recorded on August 1, 1986,
                 as Instrument No. 86-404570 in Maricopa County
                               Recorder's Office.

================================================================================

6091.CHASE.DEBT.146:1

                  AMENDMENT NO. 1, dated as of November 18, 1986  (Amendment No.
1), to the Facility Lease dated as of July 31, 1986 between THE FIRST NATIONAL BANK OF BOSTON, a national banking association, not in its individual capacity, but solely as Owner Trustee under a Trust Agreement, dated as of July 31, 1985, with Chase Manhattan Realty Leasing Corporation, a New York corporation (the Lessor), and PUBLIC SERVICE COMPANY OF NEW MEXICO, a New Mexico corporation (the Lessee).


                               W I T N E S S E T H

                  WHEREAS, the Lessee and The Lessor have heretofore entered into a Facility Lease dated as of July 31, 1986 (the Facility Lease), providing for the lease by the Lessor to the Lessee of the Undivided Interest and the Real Property Interest;

                  WHEREAS, Section 3(e) of the Facility Lease provides for an adjustment to Basic Rent and to the schedules of Casualty Values, Special Casualty Values and Termination Values in the event, among other things, of the refunding (by issuance of the Fixed Rate Notes) of the Initial Series Note;

                  WHEREAS, the Fixed Rate Notes are being issued pursuant to Supplemental Indenture No. 1, dated as of November 18, 1986, to the Indenture;

                  WHEREAS, Section 3(d) of the Facility Lease provides for an adjustment to Basic Rent and to the schedules of Casualty Values, Special Casualty Values and Termination Values in the event of a Change in Tax Law; and

                  WHEREAS, a Change in Tax Law has occurred;

                  NOW, THEREFORE, in consideration of the premises and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                  SECTION 1. Definitions.

                  For purposes hereof, capitalized terms used herein and not otherwise defined herein or in the recitals shall have the meanings assigned to such terms in Appendix A to the Facility Lease.



6091.CHASE.DEBT. 146:1

                  SECTION 2. Amendments

                  (a) Section 3(a)(i) of the Facility Lease is amended to read in its entirety as follows:

        "(i) on January 15, 1987, an amount equal to .02643205% of the Facility Cost for each day from, and including August 1, 1986 to, but excluding January 15, plus or minus the Rent Differential, if any, referred to in
        Section 3(h):"

                  (b) (1) Section 3(a) (ii) of the Facility Lease is amended to read in its entirety as follows:

        "(ii) on. July 15, 1987 and on each Basic Rent Payment Date thereafter to and including January 15, 2015, an amount equal to 4.757769% of Facility Cost;".

                  (2)  Section   3(a)  (iii)  is  amended  to  delete  from  the
parenthetical contained therein the phrase" and any increases and decreases pursuant to Section 3(h)".

                  (c) Section 3(e) (iii) of the Facility Lease is hereby amended to replace "2.0% of the Purchase Price" with "2.2% of the Purchase Price".
Section 3(e) (iv) is hereby amended to insert (x) "(other than a change in items 4, 5, 8 (as to the basis for amortization of Transaction Expenses), 14, 13 and 17, but without limiting the effect of Section 3(d) hereof)" immediately following the word "change" and (y) the word "Current" before the phrase "Pricing Assumptions." Section 3(e) of the Facility Lease is hereby further amended to insert at the end thereof the following new sentence: "Current Pricing Assumptions shall mean the assumptions attached to the letter from the Lessee to the Owner Participant dated November 25, 1986, as such letter may be replaced from time to time with the written consent of the Owner Participant."

                  (d) Schedule 1 to the Facility Lease (Schedule of Casualty Values) is hereby replaced with Schedule 1 hereto.

                  (e) Schedule 2 to the Facility Lease (Schedule of Special Casualty Values) is hereby replaced with Schedule 2 hereto.



                                       -2-

6O91.CHASE.DEBT.146:1

                  (f) Schedule 3 to The Facility Lease (Schedule of Termination Values) is hereby replaced with Schedule 3 hereto.

                  (g) Section 3(h) of the Facility Lease is hereby amended to read in its entirety as follows:

                    "(h) Rent Differential. The installment of Basic Rent due January 15, 1987 shall be increased or decreased, as the case may be, by the Rent Differential. For purposes hereof, Rent Differential shall mean the difference between (i) the aggregate amount of interest paid or payable on the Initial Series Notes on or before November 25, 1986 and (ii) the aggregate amount of interest that would have been paid on such Initial Series Notes if such Notes had at all times from the date of issuance thereof to November 25, 1986 borne interest at a rate equal to 9.9024175% per annum (computed on the basis of a 360-day year of twelve 30-day months). If (A) the amount determined in accordance with clause (i) of the immediately preceding sentence shall be greater than the amount determined in accordance with clause (ii) of such sentence, the amount of Basic Rent due on January 15, 1987 shall be increased by the Rent Differential, and (B) the amount determined in accordance with such clause (ii) shall exceed the amount determined in accordance with such clause (i), the amount of Basic Rent due on January 15, 1987 shall be decreased by the Rent Differential."

                    SECTION 3. Miscellaneous.

                    (a) Partial Prepayment of Rent. In accordance with the last sentence of section 3(a) of the Facility Lease, the Lessee shall pay an amount equal to $336,986.30 on November 25, 1986, such amount (i) being equal to the interest payment due on the Initial Series Note on such date and (ii) to be credited against Basic Rent due on January 15, 1987.

                  (b) Effective Date of Amendments.  The amendments set forth in
Section 2 hereof shall be and become effective upon the execution hereof by the parties hereto.


                                       -3-
6091.CHASE.DEBT.146:1

                  (c) Counterpart Execution. This Amendment No. 1 may be executed in any number of counterparts and by each of the parties hereto on separate counterparts; all much counterparts shall together constitute but one and the same instrument.

                  (d) Governing Law. This Amendment No. 1 has been negotiated and delivered in the State of New York and shall be governed by, and be construed in accordance with, the laws of the State of New York, except to the extent that pursuant to the law of The State of Arizona such law is mandatory applicable hereto.

                  (e) Disclosure. Pursuant to Arizona Revised Statutes Section 33-401, the beneficiary of the Trust Agreement is Chase Manhattan Realty Leasing Corporation, a New York corporation. The address of the beneficiary is One Chase Manhattan Plaza, New York, New York 10005. A copy of the Trust Agreement is available for inspection at the offices of the Owner Trustee at 100 Federal Street, Boston, Massachusetts 02110, Attention of Corporate Trust Division.

                  (f) Amendment No. 1. The single executed original of this Amendment No. 1 marked "THE COUNTERPART IS THE ORIGINAL COUNTERPART" and containing the receipt of the Indenture Trustee thereon shall be the "Original" of this Amendment No. 1. To The extent that this Amendment No. 1 constitutes chattel paper, as such term is defined in the Uniform Commercial Code as in effect in any applicable jurisdiction, no security interest in this Amendment No. 1 may be created or continued through the transfer or possession of any counterpart other than the "Original".


















                                       -4-
6091.CHASE.DEBT.146:1

                  IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment No. 1 to Facility Lease to be duly executed in New York, New York by an officer there-unto duly authorized.

                                            THE FIRST NATIONAL BANK OF BOSTON
                                                not in its individual  capacity,
                                                but  solely  as  Owner   Trustee
                                                under a Trust  Agreement,  dated
                                                as of July 31, 1936,  with chase
                                                Manhattan     Realty     Leasing
                                                Corporation

                                            By:
                                                 ----------------------------
                                                     Assistant Vice President



                                            PUBLIC SERVICE COMPANY OF
                                            NEW MEXICO,


                                            By:
                                                 ----------------------------
                                                   Vice President and
                                                  Corporate Controller
















                                       -5-
6O9l.CHASE.DEBT.146:l

State of New York )
                  )ss:
County of New York)


                The foregoing instrument was acknowledged before me this 24th day of November, 1986, by B.D. LACKEY, Vice President and Corporate Controller of PUBLIC SERVICE COMPANY OF NEW MEXICO, a New Mexico corporation, on behalf of the corporation.

                                            /s/ Delia T. Santiago
                                           -----------------------
                                               Notary Public
                                               Delia T. Santago
                                       Notary Public State of New York
                                               No 41-3451160
                                         Qualified In Queens County
                                      Commission Expires March 30, 1987


State of New York )
                  ) ss:
County of New York)


The foregoing instrument was acknowledged before me this 24th day of November, 1986, by Martin P. Henry, Assistant Vice President of THE FIRST NATIONAL BANK OF BOSTON, a national banking association, on behalf of the banking association as Owner Trustee under the Trust Agreement dated as of July 31, 1986 with Chase Manhattan Realty Leasing Corporation.




                                             /s/ David A. Spivak
                                            ------------------------
                                                 Notary Public

                                                David A. Spivak
                                         Notary Public, State of New York
                                                 No. 31-4693488
                                          Qualified in New York County
                                        Commission Expires March 10, 1987


6091.CHASE.DEBT. 146:1

                                   SCHEDULE 1
                                       to
                                 AMENDMENT NO.1

                           SCHEDULE OF CASUALTY VALUES

 Basic                                       Basic
  Rent           Percentage                   Rent            Percentage
 Payment          of Facility                Payment          of Facility
  Date              Cost                      Date               Cost
 -------          -----------                -------          -----------

15JAN87            108.39224                  15JAN98        102.28809
15JUL87            107.23024                  15JUL98        100.70917
15JAN88            101.51081                  15JAN99         99.63607
15JUL88            107.60714                  15JUL99         97.93951
15JAN89            110.72584                  15JAN100        96.69628
15JUL89            109.72664                  15JUL100        94.89680
15JAN90            112.19177                  15JAN101        93.52454
15JUL90            111.06507                  15JUL101        91.63860
15JAN91            112.87839                  15JAN102        90.12880
15JUL91            111.69339                  15JUL102        88.15050
15JAN92            112.92483                  15JAN103        86.51027
15JUL92            111.68018                  15JUL103        84.43301
15JAN93            112.35208                  15JAN104        82.66793
15JUL93            111.01255                  15JUL104        80.48337
15JAN94            111.08451                  15JAN105        78.58288
15JUL94            109.60551                  15JUL105        76.28283
15JAN95            109.08161                  15JAN106        74.23710
15JUL95            107.62209                  15JUL106        71.81301
15JAN96            106.87515                  15JAN107        69.61205
15JUL96            105.47391                  15JUL107        67.05595
15JAN97            104.68407                  15JAN108        64.69021
15JUL97            103.20804                  15JUL108        61.99287


                                  Page 1 of 2

6091.CHASE.DEBT.146:l

                                   SCHEDULE 1
                                       to
                                 AMENDMENT NO.1


                           SCHEDULE OF CASUALTY VALUES

 Basic                                       Basic
  Rent           Percentage                   Rent            Percentage
 Payment          of Facility                Payment          of Facility
  Date              Cost                      Date               Cost
 -------          -----------                -------          -----------

15JAN109               59.45078
15JUL109               56.60203

15JAN110               53.87142
15JUL110               50.86047

15JAN111               47.92842
15JUL111               44.74379

15JAN112               41.59654
15JUL112               38.22608

15JAN113               34.84909
15JUL113               31.27985

15JAN114               27.65763
15JUL114               23.87600

15JAN115               20.00000

6091.CHASE.DEBT.146:l

                                   SCHEDULE 2
                                       to
                                 AMENDMENT NO. 1


                       SCHEDULE OF SPECIAL CASUALTY VALUES


                         Percentage                            Percentage
 Payment                of Facility          Payment          of Facility
  Date                      Cost               Date               Cost
 -------                -----------          -------          -----------

15AUG86                  104.27687            11JAN89           110.51760
15SEP86                  103.32804            15FEB89           110.68360
15OCT86                  103.76229            15MAR89           110.85374
15NOV86                  104.20441            15APR89           110.27364
15DEC86                  104.30295            15MAY89           110.42615
                                              15JUN89           109.30420
15JAN87                  108.37051            15JUL89           109.44686
15FEB87                  108.74577            15AUG89           109.57477
15MAR87                  109.12807            15SEP89           109.04477
15APR87                  108.15899            15OCT89           109.16270
15MAY87                  108.51711            15NOV89           109.28411
15JUN87                  106.84559            15DEC89           109.27124
15JUL87                  107.18467
15AUG87                  107.50988            15JAN90           111.81873
15SEP87                  101.74809            15FEB90           111.91504
15OCT87                  107.05454            11MAR90           112.01453
15NOV87                  107.36708            15APR90           111.49867
15DEC87                  107.42871            15MAY90           111.58039
                                              15JUN90           110.52636
15JAN88                  108.41911            11JUL90           110.59665
15FEB88                  108.66143            15AUG90           110.65880
15MAR88                  108.90895            15SEP90           110.14733
15APR88                  108.24364            15OCT90           110.19806
15MAY88                  108.46860            15NOV90           110.25136
15JUN88                  107.25568            15DEC90           110.19663
15JUL88                  107.46881
15AUG88                  107.66817
15SEP88                  107.10979
15OCT88                  107.29730
15NOV88                  107.48926
15DEC88                  107.51542

6091.CHASE.DEBT.146:l

                                   SCHEDULE 2
                                       to
                                 AMENDMENT NO. 1


                       SCHEDULE OF SPECIAL CASUALTY VALUES

                         Percentage                            Percentage
 Payment                of Facility          Payment          of Facility
  Date                      Cost               Date               Cost
 -------                -----------          -------          -----------

15JAN91                  112.29286           15JAN94           109.57539
15FEB91                  112.33172           15FEB94           109.42999
15MAR91                  112.37308           15MAR94           109.28510
15APR91                  111.92973           15APR94           109.01130
15MAY91                  111.95239           15MAY94           108.84777
15JUN91                  110.97827           15JUN94           108.08218
15JUL91                  110.98863           15JUL94           107.90562
15AUG91                  110.11543           15AUG14           107.73011
15SEP91                  110.51243           15SEP94           107.28037
15OCT91                  110.50706           15OCT94           107.09027
15NOV91                  110.50366           15NOV94           106.90017
15DEC91                  110.41809           15DEC94           106.69743

15JAN92                  112.07912           15JAN95           107.16923
15FEB92                  112.05940           15FEB95           106.97064
15MAR92                  112.04153           15MAR95           106.77204
11APR92                  111.66699           15APR95           106.56219
15MAY92                  111.63146           15MAY95           106.36360
15JUN92                  110.73818           15JUN95           105.69371
15JUL92                  110.69141           15JUL95           105.49511
15AUG92                  110.63926           15AUG95           105.28762
15SEP92                  110.18044           15SEP95           104.90076
15OCT92                  110.11712           15OCT95           104.69328
15NOV92                  110.05513           15DEC95           104.48579
15DEC92                  109.93623           15DEC95           104.27831

15JAN93                  111.19851
15FEB93                  111.11931
15MAR93                  111.04133
15APR93                  110 72175
15MAY93                  110.62612
15JUN93                  109.79976
15JUL93                  109.69206
15AUG93                  109.57771
15SEP93                  109.13192
15OCT93                  109.00545
15NOV93                  108.87964
15DEC93                  108.71924

6091.CHASE.DEBT.146.1

                                   SCHEDULE 2
                                       to
                                 AMENDMENT NO.1


                     SCHEDULE OF SPECIAL CASUALTY VALUES

                         Percentage                            Percentage
 Payment                of Facility          Payment          of Facility
  Date                      Cost               Date               Cost
 -------                -----------          -------          -----------

15JAN96                 104.51184            15JAN99            95.63381
15FEB96                 104.29506            15FEB99            95.34538
15MAR96                 104.07829            15MAR99            95.05694
15APR96                 103.64474            15APR99            94.76851
15MAY96                 103.08893            15MAY99            94.48007
15JUN96                 103.08893            15JUN99            93.91569
15JUL96                 102.87215            15JUL99            93.62726
15AUG96                 102.64567            15AUG99            93.32418
15SEP96                 102.31721            15SEP99            92.94856
15OCT96                 102.09072            15OCT99            92.64548
15NOV96                 101.86424            15NOV99            92.34241
15DEC96                 101.63776            15DEC99            92.03933

15JAN97                 101.82213            15JAN100           92.05232
15FEB97                 101.58551            15FEB100           91.73903
15MAR97                 101.34889            15MAR100           91.42574
15APR97                 101.11227            15APR100           91.11244
15MAY97                 101.87564            15MAY100           90.79915
15JUN97                 100.32043            15JUN100           90.23230
15JUL97                 100.08381            15JUL100           89.91901
15AUG97                  99.83518            15AUG100           89.59431
15SEP97                  99.49429            15SEP100           89.20709
15OCT97                  99.24566            15OCT100           88.88238
15NOV97                  98.99704            15NOV100           88.55767
15DEC97                  98.74841            15DEC100           88.23297

15JAN98                  98.87984
15FEB98                  98.61859
15MAR98                  98.35735
15APR98                  98.09611
15MAY98                  97.83487
15JUN98                  97.27602
15JUL98                  97.01478
15AUG98                  96.74028
15SEP98                  96.38332
15OCT98                  96.10882
15NOV98                  95.83432
15DEC98                  95.55982

6091.CHASE.DEBT

                                   SCHEDULE 2
                                       to
                                 AMENDMENT NO.1


                     SCHEDULE OF SPECIAL CASUALTY VALUES

                         Percentage                            Percentage
 Payment                of Facility          Payment          of Facility
  Date                      Cost               Date               Cost
 -------                -----------          -------          -----------

15JAN101                  88.19119            15JAN104          74.98028
15FEB101                  87.85568            15FEB104          74.57432
15MAR101                  87.50217            15MAR104          74.16836
15APR101                  87.18466            15APR104          73.76240
15MAY101                  86.84914            15MAY104          73.35645
15JUN101                  86.28309            15JUN104          72.77247
15JUL101                  85.94758            15JUL104          72.36651
15AUG101                  85.59993            15AUG104          71.94734
15SEP101                  85.19988            15SEP104          71.49457
15OCT101                  84.85223            15OCT104          71.07541
15NOV101                  84.50458            15NOV104          70.65624
15DEC101                  84.15692            15DEC104          70.23707

15JAN102                  84.05837            15JAN105          70.01508
15FEB102                  83.69956            15FEB105          69.58389
15MAR102                  83.34075            15MAR105          69.15270
15APR102                  82.98193            15APR105          68.72151
15MAY102                  82.62312            15MAY105          68.29032
15JUN102                  82.05737            15JUN105          67.69316
15JUL102                  81.69856            15JUL105          67.26197
15AUG102                  81.32745            15AUG105          66.81677
15SEP102                  80.91417            15SEP105          66.34036
15OCT102                  80.54306            15OCT105          65.89515
15NOV102                  80.17196            15NOV105          65.44994
15DEC102                  79.80085            15DEC105          65.00473

15JAN103                  79.65508
15FEB103                  79.27288
15MAR103                  78.89068
15APR103                  78.50847
15MAY103                  78.12627
15JUN103                  77.55465
15JUL103                  77.17245
15AUG103                  77.77780
15SEP103                  76.34724
15OCT103                  75.95260
15NOV103                  75.55795
15DEC103                  75.16331

6091.CHASE.DEBT

                                   SCHEDULE 2
                                       to
                                 AMENDMENT NO.1


                     SCHEDULE OF SPECIAL CASUALTY VALUES

                         Percentage                            Percentage
 Payment                of Facility          Payment          of Facility
  Date                      Cost               Date               Cost
 -------                -----------          -------          -----------

15JAN106                  64.74147            15JAN109          46.88549
15FEB106                  64.28351            15FEB109          46.33693
15MAR106                  63.82555            15MAR109          45.78837
15APR106                  63.36759            15APR109          45.23980
15MAY106                  62.90964            15MAY109          44.69124
15JUN106                  62.29843            15JUN109          44.03206
15JUL106                  61.84047            15JUL109          43.48830
15AUG106                  61.36763            15AUG109          42.92193
15SEP106                  60.86610            15SEP109          42.33510
15OCT106                  60.39326            15OCT109          41.76873
15NOV106                  59.92042            15NOV109          41.20236
15DEC106                  59.44759            15DEC109          40.63600

15JAN107                  59.14089            15JAN110          40.18753
15FEB107                  58.65452            15FEB110          39.60498
15MAR107                  58.16816            15MAR110          39.02243
15APR107                  57.68179            15APR110          38.43988
15MAY107                  57.19542            15MAY110          37.85732
15JUN107                  56.56925            15JUN110          37.18000
15JUL107                  56.08404            15JUL110          36.60430
15AUG107                  55.58188            15AUG110          36.00284
15SEP107                  55.05365            15SEP110          35.38392
15OCT107                  54.55149            15OCT110          34.78247
15NOV107                  54.04933            15NOV110          34.18101
15DEC107                  53.54716            15DEC110          33.57955


15JAN108                  53.19582
15FEB108                  52.67929
15MAR108                  52.16275
15APR108                  51.64622
15MAY108                  51.12968
15JUN108                  50.48754
15JUL108                  49.97390
15AUG108                  49.44059
15SEP108                  48.88395
15OCT108                  48.35064
15NOV108                  47.81733
15DEC108                  47.28402

6091.CHASE.DEBT.

                                   SCHEDULE 2
                                       to
                                 AMENDMENT NO.1


                     SCHEDULE OF SPECIAL CASUALTY VALUES

                         Percentage                            Percentage
 Payment                of Facility          Payment          of Facility
  Date                      Cost               Date               Cost
 -------                -----------          -------          -----------

15JAN111                  33.07824            15JAN114          9.02244
15FEB111                  32.45960            15FEB114          8.28170
15MAR111                  31.84096            15MAR114          7.54095
15APR111                  31.22233            15APR114          6.80021
15MAY111                  30.60369            15MAY114          6.05946
15JUN111                  29.90703            15JUN114          5.29694
15JUL111                  29.29748            15JUL114          4.57315
15AUG111                  28.65877            15AUG114          3.80841
15SEP111                  28.00574            15SEP114          3.03971
15OCT111                  27.36703            15OCT114          2.27497
15NOV111                  26.72832            15NOV114          1.51023
15DEC111                  26.08961            15DEC114          0.74549

15JAN112                  25.53238            15JAN115          (-.00001)
15FEB112                  24.87545
15MAR112                  24.21851
15APR112                  23.56157
15MAY112                  22.90463
15JUN112                  22.18738
15JUL112                  21.54195
15AUG112                  20.86371
15SEP112                  20.17443
15OCT112                  19.49619
15NOV112                  18.81794
15DEC112                  18.13969

15JAN113                  17.52326
15FEB113                  16.82565
15MAR113                  16.12805
15APR113                  15.43044
15MAY113                  14.73283
15JUN113                  13.99364
15JUL113                  13.31020
15AUG113                  12.58999
15SEP113                  11.86219
15OCT113                  11.14197
15NOV113                  10.42176
15DEC113                   9.70154

6091.CHASE.DEBT.

                                   SCHEDULE 3
                                       to
                                 AMENDMENT NO.1


                         SCHEDULE OF TERMINATION VALUES

 Basic                                       Basic
  Rent                  Percentage           Rent            Percentage
 Payment                of Facility         Payment          of Facility
  Date                     Cost               Date               Cost
 -------                -----------         -------          -----------

15JAN87                   108.37051          15JAN99          95.63381
15JUL87                   107.18467          15JUL99          93.62726

15JAN88                   108.41911          15JAN100         92.05232
15JUL88                   107.46881          15JUL100         89.91901

15JAN89                   110.51760          15JAN101         88.19119
15JUL89                   109.44686          15JUL101         85.94758

15JAN90                   111.81873          15JUL102         84.05837
15JUL90                   110.59665          15JUL102         81.69856

15JAN91                   112.29286          15JAN103         79.65508
15JUL91                   110.69141          15JUL103         77.17245

15JAN92                   112.07912          15JUL104         74.98028
15JUL92                   110.69141          15JUL104         72.36651

15JAN93                   111.19851          15JAN105         70.01508
15JUL93                   109.69206          15JUL105         67.26197

15JAN94                   109.57539          15JAN106         64.74147
15JUL94                   107.90562          15JUL106         61.84047

15JAN95                   107.16923          15JAN107         59.14089
15JUL95                   105.49511          15JUL107         56.08404

15JAN96                   104.51184          15JAN108         53.19582
15JUL96                   102.87215          15JUL108         49.97390

15JAN97                   101.82213          15JAN109         46.88549
15JUL97                   100.08381          15JUL109         43.48830

15JAN98                    98.87984          15JAN110         40.18753
15JUL98                    97.01478          15JUL110         36.60430





                                  Page 1 of 2
6091.CHASE.DEBT.

                                   SCHEDULE 3
                                       to
                                 AMENDMENT NO.1


                         SCHEDULE OF TERMINATION VALUES

 Basic                                       Basic
  Rent                  Percentage           Rent            Percentage
 Payment                of Facility         Payment          of Facility
  Date                     Cost               Date               Cost
 -------                -----------         -------          -----------





15JAN111                   33.07824
15JUL111                   29.29748

15JAN112                   25.53238
15JUL112                   21.54195

15JAN113                   17.52326
15JUL113                   13.31020

15JAN114                    9.02244
15JUL114                    4.57315

15JAN115                    0.0
























                                  Page 2 of 2

6091.CHASE.DEBT

When Recorded, Return to:  Greg R. Nielsen
                           Snell & Wilmer
                           3100 Valley Bank Center
                           Phoenix, Arizona 85073



     CERTAIN RIGHTS OF THE LESSOR UNDER THE FACILITY LEASE AS HERETOFORE AMENDED AND AS FURTHER AMENDED BY THIS AMENDMENT NO. 2 THERETO HAVE BEEN ASSIGNED TO, AND ARE SUBJECT TO A SECURITY INTEREST IN FAVOR OF, CHEMICAL BANK, AS INDENTURE TRUSTEE UNDER A TRUST INDENTURE, MORTGAGE, SECURITY AGREEMENT AND ASSIGMIENT OF RENTS DATED AS OF JULY 31, 1986, AS HERETOFORE AMENDED. THIS AMENDMENT NO. 2 HAS BEEN EXECUTED IN SEVERAL COUNTERPARTS. SEE SECTION 3(e) OF THIS AMENDMENT NO. 2 FOR INF0RMATION CONCERNING THE RIGHTS OF HOLDERS or VARIOUS COUNTERPARTS HEREOF.

THIS COUNTERPART IS NOT THE ORIGINAL COUNTERPART.

================================================================================

                                 AMENDMENT NO.2
                          Dated as of December 11, 1986
                                       to

                                 FACILITY LEASE
                           Dated as of July 31, 1986,
                             as heretofore amended,
                                     between

                        THE FIRST NATIONAL BANK OF BOSTON
                         not in its individual capacity,
                           but solely as Owner Trustee
                        under a Trust Agreement, dated as
                           of July 31, 1986 with Chase
                            Manhattan Realty Leasing
                                   Corporation

                                     Lessor

                                       and

                      PUBLIC SERVICE COMPANY OF NEW MEXICO,

                                     Lessee

================================================================================

Original Facility Lease Recorded on August 1, 1986, as Instrument No. 86-404570 and Amendment No.1 to the Facility Lease Recorded on November 25, 1986, as Instrument No. 86-650771, all in Maricopa County Recorder's Office.

================================================================================

         AMENDMENT N0. 2, dated as of December 11, 1986 (Amendment No. 2), to the Facility Lease dated as of July 31, 1986, as heretofore amended, between THE FIRST NATIONAL BANK OF BOSTON, a national banking association, not in its individual capacity, but solely as Owner Trustee under a Trust Agreement, dated as of July 31, 1986, with Chase Manhattan Realty Leasing Corporation, a New York corporation (the Lessor), and PUBLIC SERVICE COMPANY OF NEW MEXICO, a New Mexico corporation (the Lessee).


                                   WITNESSETH:

         WHEREAS, the Lessee and the Lessor have heretofore entered into a Facility Lease dated as of July 31, 1986, as heretofore amended (the Facility Lease), providing for the lease by the Lessor to the Lessee of the Undivided Interest and the Real Property Interest;

         WHEREAS, the Lessee and the Lessor desire to execute this Amendment No. 2, to eliminate an overpayment of rent by the Lessee;

         WHEREAS, the Indenture Trustee has consented to this Amendment No. 2 pursuant to the Request, Instruction and Consent effective on December 15, 1986;

         NOW, THEREFORE, in consideration of the premises and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         SECTION 1. Definitions.

         For purposes hereof, capitalized terms used herein and not otherwise defined herein or in the recitals shall have the meanings assigned to such tents in Appendix A to the Facility Lease.

         SECTION 2. Amendments.

         (a) Section 3(a) of the Facility Lease is hereby amended by inserting the phrase "and the Real Property Interest" immediately following the term "Undivided Interest".

         (b) Section 21 of the Facility Lease is hereby amended to read in its entirety as follow:

                "Pursuant to the Deed and the Assignment of Beneficial Interest, the Lessee has sold to the Lessor the Real Property Interest. The Lessor hereby grants to the Lessee a leasehold interest in the Real Property Interest, such leasehold to be coterminous with the lease of the Undivided Interest hereunder and to be at a rent per annum equal to the respective percentages of the Real Estate Investment for the applicable period set forth or derived from the respective percentages of Facility Cost in clauses (i), (ii) and (iii) respectively, of Section 3 (a) hereof (which rent is included as part of Basic Rent payable pursuant to Section 3(a) hereof)."

        SECTION 3. Miscellaneous.

         (a) Effective Date of Amendments. The amendments set forth in section .2 hereof shall be and become effective upon the execution hereof by the parties hereto.

         (b) Counterpart Execution. This Amendment No. 2 may be executed in any number of counterparts and by each of the parties hereto on separate counterparts; all such counterparts shall together constitute but one and the same instrument.

         (c) Governing Law. This Amendment No. 2 has been negotiated and delivered in the State of New York and shall be governed by, and be construed in accordance with, the laws of the State of New York, except to the extent that pursuant to the law of the State of Arizona such law is mandatorily applicable hereto.

         (d) Disclosure. Pursuant to Arizona Revised Statutes Section 33-401, the beneficiary of the Trust Agreement is Chase Manhattan Realty Leasing Corporation, a New York corporation. The address of the beneficiary is One chase Manhattan Plaza, New York, New York 10005. A copy of the Trust Agreement is available for inspection at the offices of the Owner Trustee at 100 Federal Street, Boston, Massachusetts 02110, Attention of Corporate Trust Division.

         (e) Amendment No.2. The single executed original of this Amendment No. 2 marked "THIS COUNTERPART IS THE ORIGINAL COUNTERPART" and containing the receipt of the Indenture Trustee thereon shall be the "Original" of this Amendment No. 2. To the extent that this Amendment No. 2 constitutes chattel paper, as such term is defined in the Uniform Commercial Code as in effect in any applicable jurisdiction, no security interest in this Amendment No. 2 may be created or continued through the transfer or possession of any counterpart other than the "Original".

         IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment No. 2 to Facility Lease to be duly executed in New York, New York by an officer thereunto duly authorized.

                                     THE FIRST  NATIONAL  BANK OF BOSTON,
                                         not in its individual  capacity,
                                         but  solely  as  owner   Trustee
                                         under a Trust  Agreement,  dated
                                         as of July 31, 1966,  with Chase
                                         Manhattan     Realty     Leasing
                                         Corporation

                                     By
                                         --------------------------------
                                            Assistant Vice President


                                     PUBLIC SERVICE COMPANY OF NEW MEXICO,


                                     By  /s/ A. J. Robison
                                         --------------------------------
                                         Senior Vice President and
                                         Chief Financial Officer

State of New York     )
                      ) ss:
County of New York    )



         The foregoing instrument was acknowledged before me 15th day of December, 1986, by A.J. ROBINSON, Senior vice president and Chief Financial Officer of PUBLIC SERVICE COMPANY OF NEW MEXICO, a New Mexico corporation on behalf of the corporation.


                                            /s/ Delia T. Santiago
                                           -----------------------
                                               Notary Public
                                               Delia T. Santago
                                       Notary Public State of New York
                                               No 41-3451160
                                         Qualified In Queens County
                                      Commission Expires March 30, 1987


State of New York     )
                      ) ss:
County of New York    )


         The foregoing instrument was acknowledged before me this 15th day of December, 1986, by Martin P. Henry, Assistant Vice President of the NATIONAL BANK OF BOSTON, a national banking association, on behalf of the banking association as Owner Trustee under the Trust Agreement dated as of July 31, 1986 with Chase Manhattan Realty Leasing Corporation.



                                             /s/ David A. Spivak
                                            ------------------------
                                                 Notary Public

                                                David A. Spivak
                                         Notary Public, State of New York
                                                 No. 31-4693488
                                          Qualified in New York County
                                        Commission Expires March 10, 1987

When Recorded, Return to: Greg R. Nielsen, Esq.
                          Snell & Wilmer
                          3100 Valley Bank Center
                          Phoenix, Arizona 85073

        CERTAIN RIGHTS OF THE LESSOR UNDER TIE FACILITY LEASE AS HERETOFORE AMENDED AND AS FURTHER AMENDED BY THIS AMENDMENT NO. E THERETO HAVE BEEN ASSIGNED TO, AND ARE SUBJECCT TO A SECURITY INTEREST IN FAVOR OF, CHEMICAL BANK, AS INDENTURE TRUSTEE UNDER A TRUST INDENTRURE, MORTAGAGE, SECURITY AGREEMENT AND ASSIGNEMNT OF RENTS DATED AS OF JULYY 31, 1986, AS HERETOFORE AMENDED. THIS AMENDMENT NO. 3 HAS BEEN EXECUTED IN SERVERAL COUNTERPARTS. SEE SECTION 3(e) OF THIS AMENDMENT NO. 3 FOR INFORMATION CONCERNING THE RIGHTS OF HOLDRS OF VAROUS COUNTERPARTS HEREOF.

THIS COUNTERPART IS NOT THE ORIGINIAL COUNTERPART.

================================================================================
                                 AMENDMENT NO. 3
                            Dated as of April 8, 1987
                                       to
                                 FACILITY LEASE
                           Dated as of July 31, 1986,
                             as heretofore amended,

                                     between

                       THE FIRST NATIONAL BANK OF BOSTON,
                         not in its individual capacity,
                           but solely as Owner Trustee
                        under a Trust Agreement, dated as
                                of July 31, 1986,
                           with Chase Manhattan Realty
                              Leasing Corporation,

                                     Lessor
                                       and

                      PUBLIC SERVICE COMPANY OF NEW MEXICO,
                                     Lessee

================================================================================

Original  Facility  Lease  Recorded  on,  August  1,  1986,  as  Instrument  No.
86-404570, Amendment No. 1 Recorded on November 25, 1986, as instrument No. 86-650771, and Amendment No. 2 Recorded on December 17, 1986, as Instrument No. 86-695945, all in Maricopa County Recorder's Office.

================================================================================

6091CHASE.DEBT.160:1


                  AMENDMENT NO. 3, dated as of April 8, 1987 (Amendment No. 3), to the Facility Lease dated as of July 31, 1986, as heretofore amended, between THE FIRST NATIONAL BANK OF BOSTON, a national banking association, not in its individual capacity, but solely as Owner Trustee under a Trust Agreement, dated as of July 31, 1986, with Chase Manhattan Realty Leasing Corporation, a New York corporation (the Lessor), and PUBLIC SERVICE COMPANY OF NEW MEXICO, a New Mexico corporation (the Lessee).


                                   WITNESSETH


                WHEREAS, the Lessee and Lease the Lessor have heretofore entered into a Facility dated as of July 31, 1986, as heretofore amended (the Facility Lease), providing for the lease by the Lessor to the Lessee of the Undivided Interest and the Real Property Interest;

                  WHEREAS, the Lessee and the Lessor desire to amend the Facility Lease as set forth in Section 2 hereof; and

                  WHEREAS, the Indenture Trustee has consented to this Amendment No. 3 pursuant to the Request, Instruction and Consent effective on April 8, 1987;

                  NOW, THEREFORE, in consideration of the premises and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                  SECTION 1. Definitions.

                  For purposes hereof, capitalized terms used herein and not otherwise defined herein or in the recitals shall have the meanings assigned to such terms in Appendix A to the Facility Lease.






6091.CHASE.DEBT.160:l

                Section 2. Amendments.

                  (a) Section 5(a) of the Facility Lease is hereby amended to read in its entirety as follows:

                "(a) Return of the undivided Interest. On the Lease Termination Date, the Lessee will (1) surrender possession of the Undivided Interest and the Real Property Interest to the Lessor (or to a Person specified by the Lessor to the Lessee in writing not less than 6 months prior to the Lease Termination Date) (i) with full rights as a "Transferee" and the sole "Participant" with respect to the Undivided Interest and the Real Property Interest within the meaning of Section 15.10 of the ANPP Participation Agreement and (ii) without a Price-Anderson Event (as hereinafter defined) having arisen prior to, or arising upon, or immediately following, such surrender and (2) furnish to the Lessor: (i) copies certified by a senior officer of the Lessee of all Governmental
        Action necessary to effect such surrender (including, but without limitation, appropriate amendments to the License permitting the Lessor (without the Lessor being required to change its business) or such Person to possess the Undivided Interest and the Real Property Interest with or without the continued involvement of the Lessee as Agent), which Governmental Action shall be in full force and effect; and (ii) an opinion of counsel (which may be nudge Rose Guthrie Alexander & Ferdon, Snell & Wilmer or another counsel experienced with NRC and other nuclear matters reasonably satisfactory to the Owner Participant) to the effect that (A) the Lessee has obtained all Governmental Action and action under the ANPP Participation Agreement necessary to effect such surrender by the Lessee and receipt of possession by the Lessor (or by the Person so specified by the Lessor) and (3) such Governmental Action is in full force and effect. At the time of such return the Lessee shall pay or have paid all amounts due and payable, or to become due and payable, by it as an ANPP Participant under each and every ANPP Project

609l.CHASE.DEBT.160:l

        Agreement allocable or chargeable (whether or not payable during or after the Lease Term) to the Undivided Interest or the Real Property Interest in respect of any period or periods ending on or prior to the Lease Termination Date (including, but without limitation, all amounts payable with respect to any and all discretionary Capital Improvements to Unit 1 or the PVNGS Site approved or authorized (without the concurrence of the Owner Participant) within the 3-year period preceding the end of the Lease Term, whether or not implementation thereof has been completed on or prior to the Lease Termination Date), and the Undivided Interest and the Real Property Interest shall be free and clear of all Liens (other than Permitted Liens described in clauses (i), (V) (other than those arising by, through or under the Lessee alone),
        (vi), (vii) (other than as aforesaid), (viii) (other than as aforesaid)1
        (ix) and (x) of the definition of such term) and in the condition and state of repair required by Section 8. In the event that on or prior to the Lease Termination Date there shall have occurred a default by any ANPP Participant (other than the Lessee) under the ANPP Participation Agreement and such default shall not have been cured by the defaulting ANPP Participant, then (i) the Lessee agrees to indemnify and hold the Lessor (and each successor, assign and transferee thereof) harmless against any and all obligations under the ANPP Participation Agreement with respect to contributions or payments required to be made thereby as a result of such default and (ii) the Lessor (and each successor, assign and transferee thereof) agrees to reimburse the Lessee for all amounts paid by the Lessee pursuant to the foregoing clause (i) to the extent, but only to the extent, that the Lessor (or such successor, assign or transferee) shall have actually received proceeds from the sale of the Generation Entitlement share of the defaulting ANPP Participant as a result of the payment made by the Lessee pursuant to the foregoing clause (i), and, to the extent the Lessor (or such successor, assign or transferee) shall have received such proceeds, the amount to be

6091.CHASE.DEBT.160:l
        reimbursed to the Lessee pursuant to this clause (ii) shall include interest at the Prime Rate from the date of any payment by the Lessee pursuant to the foregoing clause (i) through the date of reimbursement of such amount pursuant to this clause (ii). For purposes of this
        Section 5(a) a "Price-Anderson Event" shall mean any Change in, or new interpretation by Governmental Authority having jurisdiction of, Applicable Law, including without limitation the Price-Anderson Act, the Atomic Energy Act and the regulations of the NRC, in each case as in effect on the Closing Date, but only if such change is specified in clauses (2) (i) through (iv) of the definition of "Deemed Loss Event" (other than a change which is specified in clause (A) of the definition of "Acceptable Change")."

                (b) A new section 8(g) of the Facility Lease is inserted therein, to read in its entirety as follows:

                "(g) Useful Life. If the Lessee shall not theretofore have exercised its option under section 13 to purchase the Undivided Interest and the Real Property Interest, then (i) if the Lessee shall not theretofore have exercised its option to renew the Lease pursuant to
        Section 12, on January 15, 2014, the Lessee shall initiate the Appraisal Procedure to determine the remaining Economic Useful Life of Unit 1 as of July 15, 2014 and (ii) on the Rent Payment Date occurring one year prior to the end of the Renewal Term, if any, the Lessee shall initiate the Appraisal Procedure to determine the remaining Economic Useful Life of Unit 1 as of the date six months prior to the end of the Renewal Term. The Lessee and the Lessor agree to use their best efforts to ensure that such determination of remaining economic useful life is made no later than July 15, 2014 (in the case of the first such determination) and six months prior to the end of the Renewal Term (in the case of the second such determination) "

6091.CHASE.DEBT. 160:1

                  (c) Section 15(iv) of the Facility Lease is hereby amended to read in its entirety as follows:

                "(iv) (1) the Lessee shall fail to perform its agreements set forth in Section 5(a) hereof or (2) the remaining Economic Useful Life of Unit 1, as determined under Section 8(g) if required thereby to be so determined, shall be (x) as of the data six months prior to the end of the Basic Lease Term, less than five and one-half years or (y) as of the date six months prior to the end of the Renewal Term, three and one-half years; or"

                  (d) Section 16(a) (vii) of the Facility Lease is hereby amended to read in its entirety as follows:

                  "(vii) in the case of an Event of Default  specified in clause
        (iv) of Section 15, the Lessor may demand, by written notice to the Lessee specifying a payment date which shall be (A) in the case of an Event of Default specified in subclause (1) of said clause (iv), not earlier than the data 30 days after the last Basic Rent Payment Date of the Lease Term, and (B), in the case of an Event of Default specified in subclause (2) of said clause (iv), the last Basic Rent Payment Date of the Lease Term, that the Lessee pay to the Lessor, and the Lessee shall pay to the Lessor, on such payment date, as liquidated damages for loss of a bargain and not as a penalty, any unpaid Rent due through such last Basic Rent Payment Date plus an amount (not less than zero) equal to the Fair Market Sales Value (determined without regard to the obligation of the Lessee under Section l0(b)(3)(xi) of the Participation Agreement) of the Undivided Interest and the Real Property Interest (determined on the basis of the actual condition of Unit 1) determined as of such last Basic Rent Payment Date (together with interest on such amount at the interest rate specified in Section 3(b) (iii) from such last Basic Rent Payment Date to the date of actual payment) and upon receipt of such payment the Lessor shall (or may prior to the receipt of such payment)

609l.CHASE.DEBT. 160:1

        Transfer to the Lessee the Undivided Interest and the Real Property Interest); provided, however, that the Lessor may not exercise the foregoing remedy if the Lessor shall have failed to Transfer the Undivided Interest and the Real Property Interest to the bidder (which shall not be the Lessee or an Affiliate of the Lessee) that shall have submitted the highest cash bid on or before the date on which such Event of Default arose excluding, however, any such cash bid which the Lessor or the Owner Participant determines was not submitted in good faith, or as to which the bidder fails to certify to the Lessor such information as the Lessor or Owner Participant may reasonably request in order to determine whether or not such bid was submitted in good faith (and the Lessor agrees that it will, if and to the extent so requested by the Lessee on or after the date 90 days preceding such last Basic Rent Payment Date, use reasonable efforts (at the expense of the Lessee) for a period ending on the day 90 days after such last Basic Rent Payment Date, to find a Person willing to submit such cash bid; provided, however, that the failure of the Lessor to do so shall not relieve the Lessee of its obligations under this clause (vii))."

                  (e) The definition of "Acceptable Change" set forth in Appendix A to the Facility Lease is hereby amended to read in its entirety as follows:

                "Acceptable   Change   shall   mean   any   change   in  or  new
interpretation by Governmental Authority having jurisdiction of the Price-Anderson Act or the Atomic Energy Act (or the regulations of the NRC relating thereto) if, after giving effect to such change or new interpretation:

        (A) (a) the "aggregate liability" for a single "nuclear incident" of "persons indemnified" shall not exceed $6.563 billion (assuming 101 operating nuclear facilities participating in the deferred premium or similar plan referred to in clause (c) below and subject to adjustment in an amount not exceeding (X) $63 million for each increase or decrease in said number of operating nuclear facilities and (V)

6091.CHASE.DEBT.l60:l
        the aggregate of all changes in such "aggregate liability" to reflect the effects of inflation contemplated pursuant to clause (c) below);

        (b) the "aggregate liability" for a single "nuclear incident" of "persons indemnified" shall not exceed the sum of, without duplication,
        (X) the amount of insurance coverage available from commercial insurance underwriters on terms substantially equivalent (in the reasonable opinion of the owner Participant) to the terms in effect on the closing Date under Applicable Law and required to be maintained by each licensee with respect to any single nuclear facility, and (IC) the maximum aggregate amount payable with respect to a single. "nuclear incident" by all licensees of nuclear facilities participating in any deferred premium or similar plan required under Applicable Law, by more than $40 million.

        (c) the amount payable by all licensees of a single nuclear facility with respect to such facility under any deferred premium or similar plan required under Applicable Law shall not exceed $63 million per "nuclear incident" (subject to an annual adjustment upward for each calendar year after the enactment of a change in the Price-Anderson Act (if such change increases the standard deferred premium) by an amount equal to, if specified by such change or otherwise by Applicable law, (X) the annual percentage change during the immediately prior calendar year in the implicit price deflator for the Gross National Product published by the United States Department of Commerce or (Y) the annual percentage change in the consumer price index since the immediately prior calendar year; provided, however, that (i) in the event that Applicable Law shall not specify an inflation adjustment, then the inflation adjustment permitted by this parenthetical shall be that specified in the preceding subclause (X) and (ii) in the event that Applicable Law shall specify a standard deferred premium below $63 million, the inflation adjustment factor shall not be available to increase the standard deferred premium permissible under this clause (c) beyond $63 million until such lower deferred premium (as so inflated) equals or exceeds $63 million);

6091.CHASE.DEBT.160:l

        (d) the amount payable by all licensees of a single nuclear facility with respect to such facility in any one year with respect to any one "nuclear incident" under any deferred premium or similar plan required under Applicable Law shall not exceed $12 million;

        (e) insurance or other financial protection shall be in effect under which the providers of such insurance or other financial protection shall agree to pay any amount payable by any licensee under any deferred premium or similar plan upon a default in such payment by such licensee up to a maximum aggregate amount for all such defaults in payment of not less than $30 million;

        (f) a provision shall be included (X) which authorizes (whether or not subject to appropriation acts) the NRC or other Governmental Authority to barrow from the United States Treasury (1) to make payments on behalf of any licensees under any deferred premium or similar plan and (2) to make payments to claimants in the event that funds available to pay valid claims in any year are insufficient as a result of any limitation on the amount of deferred premiums that may be required of a licensee under Applicable Law (in both cases the reimbursement obligation of such licensees in any calendar year shall not exceed $12 million, plus interest), or CY) which makes the exclusive source of payments for public liability claims the funds provided by financial protection required by Applicable Law and, where appropriate, funds provided as a result of NRC or other Governmental Authority borrowings or (Z) which establishes another mechanism under which the maximum potential liability of all Persons during any calendar year as a result of a "nuclear incident" shall not exceed the amount of insurance or other financial protection required to be available during such calendar year to pay all amounts which may become payable by any such person, when and as they become payable, in respect of such liability;

609l.CHASE.DEBT.160:l

        (g) there shall be no claim, liability or expense excluded (1) from the limitation of liability established by the Price-Anderson Act (as in effect on the closing Date) (through modification of the definitions of "aggregate liability", "persons indemnified", "nuclear incident" or otherwise) or (2) under commercially available insurance or other financial protection required under Applicable Law (as in effect on the closing Date) (other than an exclusion of the coats of investigating and settling claims and defending suits for damages), except, for purposes of subclauses (1) and (2) of this clause (g), to the extent excluded pursuant to Applicable Law as in effect on the closing Date;

        (h) subject only to clause (b) above, policies of insurance, including policies in respect of any deferred premium or similar plan, shall provide, or shall have been amended or modified to provide, in both timing and amount, and make available, or shall have been mended or modified to make available, financial protection required under Applicable Law; and

        (i) neither the Owner Trustee nor the Owner Participant shall be (in the opinion of independent counsel to the Owner Participant) exposed to any other increase in its real or potential liability with respect to a Nuclear incident", either during or subsequent to the Lease Term; or

                  (B) at all times from the date of such Change to, but not including, the Lease Termination Date,

        (a) a provision shall be included,. with language reasonably satisfactory to the Owner Participant, which exempts the Owner Trustee and the Owner Participant from all real or potential liability in respect of a "nuclear incident" so long as neither the owner Trustee nor

6091.CHASE.DEBT.l6O:l
        the Owner Participant is in actual possession and control of Unit 1 or the Undivided Interest, unless (in the opinion of independent counsel to the Owner Participant) (x) a court could reasonably hold that the statute incorporating such provision is unconstitutional or (y) there shall have occurred a subsequent change in, or new interpretation by Governmental Authority having jurisdiction of, the exemption from liability provided by such provision as to interests of the Owner Trustee and the Owner Participant in Unit 1 which change or new interpretation renders ineffective such exemption;

        (b)  the  "aggregate  liability"  for a  single  "nuclear  incident"  of
        "persons indemnified" shall not exceed $13 billion (assuming 101 operating nuclear facilities participating in the deferred premium or similar plan referred to in clause (c) of paragraph (A) above and subject to adjustment in an amount not exceeding (X) $126 million for each increase or decrease in said number of operating nuclear facilities and (Y) the aggregate of all changes in such "aggregate liability" to reflect the effects of inflation contemplated pursuant to clause (C) of paragraph (A) above (but without giving effect to clause (ii) of the proviso set forth in such clause)); and

        (c) the amount payable by all licensees of a single nuclear facility in respect of such facility in any one year and with respect to any one "nuclear incident" under any deferred premium or similar plan required by Applicable Law shall not exceed $36 million (subject to adjustment as provided in subclause CY) of the preceding clause (b)).

        For purposes at this definition, "nuclear facility" shall mean and refer to a facility designed for producing substantial amounts of electricity and having a rated capacity of 100,000 electrical kilowatts or more."

6091.CHASE.DEBT.l6O:1

                  (f) A new definition is hereby added to Appendix A to the Facility Lease, to read in its entirety as follows:

                "Decommissioning shall mean the ecommissioning and retirement from service of Unit 1, and the related possession, maintenance and disposal of radioactive material used in or produced incident to the possession and operation of Unit 1, including, without limitation, (i) placement and maintenance of Unit 1 in a state of protective storage,
        (ii) in-place entombment and maintenance of Unit 1, (iii) dismantlement of Unit 1, (iv) any other form of decommissioning and retirement from service required by or acceptable to the NRC and (v) all activities undertaken incident to the implementation thereof and to the obtaining of NRC authority therefor, including, without limitation, maintenance, storage, custody, removal, decontamination, and disposition of materials, equipment and fixtures, razing of Unit 1, removal and disposition of debris from the PYNGS site, and restoration of the PVNCS Site related to Unit 1 for unrestricted use."

                  (g) A new definition is hereby added to Appendix A to the Facility Lease, to read in its entirety as follows:

                  "Decommissioning Costs shall mean all costs, liabilities and expenses relating or allocable to, or incurred in connection with, the Decommissioning of Unit 1, including, without limitation, (i) any and all costs of activities undertaken to terminate NRC licensing authority and requirements to own, operate and possess Unit 1 and to possess radioactive material used in or produced incident to the possession and operation of Unit 1; and (ii) any and all costs of activities undertaken, prior to termination of all NRC licensing authority and requirements with respect to Unit 1 and the radioactive material used in or produced incident to the possession and operation of Unit 1, to possess, maintain, and dispose of radioactive material used in or produced incident to the possession and operation of Unit 1."

6091.CHASE.DEBT.l60:l

                  (h) A new definition is hereby added to Appendix A to the Facility Lease, to read in its entirety as follows:

                  "Economic Useful Life shall mean that period (commencing on the date as of which the determination of Economic Useful Life is to be made as provided in Section 8(g) of the Facility Lease and ending on the date upon which either of the states of affairs described in clauses (i) and (ii) below ceases to apply, or can reasonably be expected to cease to apply, to Unit 1) during which (i) Unit 1 will be useful to, and usable by, any owner or lessee thereof as a facility for the generation of electric power and (ii) Unit 1 is an economic and commercially practical facility for the generation of electric power capable of producing (after taking into account costs of capital) a reasonable economic return to the owner thereof. For the purposes of determinations under clauses (i) and (ii) above, the following factors, among others, shall be taken into account (as such factors obtain on the date of determination and as such factors are reasonably expected to obtain in the future): (a) provisions of the ANPP Project Agreements (including, without limitation, the ANPP Participation Agreement and the Material Project Agreements (or substitutes for such Material Project Agreements in effect on the date of determination)); (b) the actual condition and performance of Unit it (c) the actual condition and performance of such other facilities constituting PVNGS (including, without limitation, the Common Facilities) as are integral to the operation of Unit 1; (d) the actual condition of, and access of the ANPP Participants to, the ANPP Switchyard and such other transmission facilities as are available and necessary to permit the transmission of the maximum amount of power generated by PVNGS; (e) the cost of obtaining, handling, storing and disposing of nuclear fuel for Unit it (f) the projected cost (including,

6091.CHASE.DEBT.l60:l
        without limitation, costs attributable to obligations to fund any reserve fund maintained (or funded) by licensed owners and/or lessees of Unit 1 to the extent dedicated to (or attributable to and freely available with respect to) Unit 1 (the Unit 1 Fund)) or the Decommissioning or retirement from service of Unit 1 including, without limitation, Decommissioning Costs (taking into account the balance (plus projected investment earnings thereon) of the Unit 1 Fund): (g) the cost of Capital improvements to Unit 1 then planned to be made, or reasonably expected to be made; (h) the cost of acquiring or leasing the Unit 1 Retained Assets; (i) the current status of all Governmental Action with respect to Unit 1 (including, without limitation, the License) required to permit licensed owners and/or lessees to possess and (in the case of the operating Agent) to operate Unit 1 and such other facilities constituting PVNGS (including, without limitation, the Common Facilities) as are integral to the operation of Unit 1; and (j) the relative cost of producing an amount of electric power and energy equivalent to the generating capacity of Unit 1 from other facilities then available in the region serviced, or reasonably expected to be serviced, by PVNGS."

                  SECTION 3. Miscellaneous.

                  (a) Effective Date of Amendments.  The amendments set forth in section 2 hereof shall be and became effective upon the execution hereof by the parties hereto.

                  (b) Counterpart Execution. This Amendment No. 3 may be executed in any number of counterparts and by each of the parties hereto on separate counterparts: all such counterparts shall together constitute but one and the same instrument.

                  (c) Governing Law. This Amendment No. 3 has been negotiated and delivered in the State of New York and shall be governed by, and be construed in accordance with, the laws of the state of New York, except to the extent that pursuant to the law of the State of Arizona such law is mandatorily applicable hereto.

6091.CHASE.DEBT.16O:l

                  (d) Disclosure. Pursuant to Arizona Revised Statutes Section 33-401, the beneficiary of the Trust Agreement is Chase Manhattan Realty Leasing Corporation, a New York corporation. The address of the beneficiary is One Chase Manhattan Plaza, New York, New York 10081. A copy of the Trust Agreement is available for inspection at the offices of the Owner Trustee at 100 Federal Street, Boston, Massachusetts 02110, Attention of Corporate Trust Division.

                  (e) Amendment No. 3. The single executed original of this Amendment No. 3 marked "THIS COUNTERPART IS THE ORIGINAL COUNTERPART" and containing the receipt of the Indenture Trustee thereon shall be the "Original" of this Amendment No. 3. To the extent that this Amendment No. 3 constitutes chattel paper, as such term is defined in the Uniform Commercial Code as in effect in any applicable jurisdiction, no security interest in this Amendment No. 3 may be created or continued through the transfer or possession of any counterpart other than the "Original".

609l.CHASE.DEBT.l60:l

                IN WITNESS WHUBOF, each of the parties hereto has caused this Amendment No. 3 to Facility Lease to be duly executed by an officer thereunto duly authorized.

                                       THE FIRST NATIONAL BANK OF BOSTON, not in
                                         its individual capacity,  but solely as
                                         Owner Trustee under a Trust  Agreement,
                                         dated as of July 31,  1986,  with Chase
                                         Manhattan Realty Leasing Corporation





                                       PUBLIC SERVICE COMPANY OF NEW MEXICO


                                       By
                                          ---------------------------------
                                             Vice President and
                                            Corporate Controller

6091.CHASE.DEBT.l60:l

                  IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment No. 3 to Facility Lease to be duly executed by an officer thereunto duly authorized.


                                       THE FIRST NATIONAL BANK OF BOSTON, not in
                                         its individual capacity,  but solely as
                                         Owner Trustee under a Trust  Agreement,
                                         dated as of July 31,  1986,  with Chase
                                         Manhattan Realty Leasing Corporation


                                       By
                                           --------------------------------
                                                Assistant Cashier

                                       PUBLIC SERVICE COMPANY OF NEW MEXICO


                                       By
                                           --------------------------------
                                               Vice President and
                                               Corporate Controller
























                                      -15-
6091 CHASE. DEBT. 160:1

State of New Mexico   )
                      ) ss:
County of Bernalillo  )


                  The foregoing instrument was acknowledged before me this 8th day of April, l987, by B. D. Lackey, the Vice President and Corporate Controller of PUBLIC SERVICE COMPANY OF NEW MEXICO, a New Mexico corporation, on behalf of the corporation.



                                                ---------------------
                                                    Notary Public


Commonwealth of Massachusetts  )
                               ) ss:
County of Suffolk              )


                The foregoing instrument was acknowledged before me this 8th day of April, 1987, by James E. Mogavero, Assistant Cashier of THE FIRST NATIONAL BANK OF BOSTON, a national banking association, on behalf of the banking association as Owner Trustee under the Trust Agreement dated as of July 31, 1986 with Chase Manhattan Realty Leasing Corporation.


                                                  /s/ Carol Malley
                                                ---------------------
                                                    Notary Public



                                                    CAROL MALLEY
                                                    Notary Public






6091.CHASE.DEBT.160:l

State of New Mexico   )
                      )ss:
County of Bernalillo  )


                  The foregoing instrument was acknowledged before me this 8th day of April, 1987, by B. D. lackey, the Vice President and Corporate Controller of PUBLIC SERVICE COMPANY OF NEW MEXICO, a New Mexico corporation, on behalf of the corporation.



                                                ---------------------
                                                    Notary Public








Commonwealth of Massachusetts )
                              )ss:
County of Suffolk             )



                The foregoing instrument was acknowledged before me this 8th day of April, 1987, by James E. Mogavero, Assistant cashier of THE FIRST NATIONAL BANK OF BOSTON, a national banking association, on behalf of the banking association as Owner Trustee under the Trust Agreement dated as of July 31, 1986 with Chase Manhattan Realty Leasing corporation.


                                                  /s/ Carol Malley
                                                ---------------------
                                                    Notary Public



                                                    CAROL MALLEY
                                                    Notary Public











609l.CHASE.DEBT.160:l